                                                                    Exhibit 25.1

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  __________

                                   FORM T-1

                      Statement of Eligibility Under the
                 Trust Indenture Act of 1939 of a Corporation
                         Designated to Act as Trustee


                        U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

      United States                                41-0256895
(State of Incorporation)                        (I.R.S. Employer
                                              Identification No.)

      U.S. Bank Trust Center
      180 East Fifth Street
      St. Paul, Minnesota                             55101
(Address of Principal Executive Offices)           (Zip Code)



                         Education Loans Incorporated
            (Exact name of Registrant as specified in its charter)

      Delaware                                     91-1819974
(State of Incorporation)                        (I.R.S. Employer
                                              Identification No.)

      105 First Avenue Southwest
      Aberdeen, South Dakota                          57401
(Address of Principal Executive Offices)           (Zip Code)


                STUDENT LOAN ASSET-BACKED NOTES, SERIES 2001-2

                      (Title of the Indenture Securities)

                                    GENERAL
                                    -------

1. General Information  Furnish the following information as to the Trustee.
   -------------------

   (a) Name and address of each examining or supervising authority to which it is subject.
          Comptroller of the Currency
          Washington, D.C.

   (b) Whether it is authorized to exercise corporate trust powers.
          Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS  If the obligor or any underwriter
   ------------------------------------------
   for the obligor is an affiliate of the Trustee, describe each such affiliation.
          None

   See Note following Item 16.

   Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16.LIST OF EXHIBITS  List below all exhibits filed as a part of this statement
   ----------------
   of eligibility and qualification.

   1.  Copy of Articles of Association.*

   2.  Copy of Certificate of Authority to Commence Business.*

   3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

   4.  Copy of existing By-Laws.*

   5.  Copy of each Indenture referred to in Item 4. N/A.

   6.  The consents of the Trustee required by Section 321(b) of the act.

   7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

   *   Incorporated by reference to Registration Number 22-27000.

                                     NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 20th day of August, 2001.


                         U.S. BANK NATIONAL ASSOCIATION



                         /s/ Gloriann S. Kessler
                         -----------------------
                         Gloriann S. Kessler
                         Vice President



/s/Lori-Anne Rosenberg
-----------------------
Lori-Anne Rosenberg
Assistant Secretary

                                   EXHIBIT 6

                                    CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated: August 20, 2001


                         U.S. BANK NATIONAL ASSOCIATION



                         /s/ Gloriann S. Kessler
                         -----------------------
                         Gloriann S. Kessler
                         Vice President

RI-1.a.1.a           RIAD4011 RE Loans                                         1058015
RI-1.a.1.b           RIAD4024 Ag/Farmer Loans                                    40632
RI-1.a.1.c           RIAD4012 Coml/Indl Loans                                   952096
RI-1.a.1.d.1         RIADB485 Credit Card Loans                                 215144
RI-1.a.1.d.2         RIADB486 Other(Sngl Pymt,Instl,Stdnt,Rev Crdt)             224819
RI-1.a.1.e           RIAD4056 Loans to Foreign Govts                                18
RI-1.a.1.f           RIADB487 All Other Loans in Domestic                       109302
RI-1.a.2             RIAD4059 Foreign Loans                                       3171
RI-1.a.3             RIAD4010 Total Interest & Fee Inc                         2603197
RI-1.b               RIAD4065 Inc from Lease Financing Recv                     172870
RI-1.c               RIAD4115 Interest on Balances Due                             434
RI-1.d.1             RIADB488 U.S. Treas Securities/US Gvt Agncy Ob              12475
RI-1.d.2             RIADB489 Mortgage-backed securities                        101684
RI-1.d.3             RIAD4060 All Other Securities                               24290
RI-1.e               RIAD4069 Interest on Trading Assets                          1860
RI-1.f               RIAD4020 Interest on Fed Funds Sold Etc                      9789
RI-1.g               RIAD4518 Other Interest Inc                                 10187
RI-1.h               RIAD4107 Total Interest Income                            2936786
RI-2.a.1.a           RIAD4508 Transaction Accounts                                8132
RI-2.a.1.b.1         RIAD0093 Savings Deposits                                  293358
RI-2.a.1.b.2         RIADA517 Int Exp: Time Deposits * $100,000                 136070
RI-2.a.1.b.3         RIADA518 Int Exp: Time Deposits ** $100,000                251155
RI-2.a.2             RIAD4172 Interest on For Deposits                           53000
RI-2.b               RIAD4180 Fed Funds Purchased Etc                            78750
RI-2.c               RIAD4185 Interest on Demand Notes to US Treasu             300479
RI-2.d               RIAD4200 Interest on Subordinated Notes/Debent              83114
RI-2.e               RIAD4073 Total Interest Expense                           1204058
RI-3                 RIAD4074 Net Interest Income                              1732728

* denotes more than or equal to
** denotes less than

RI-4                 RIAD4230 Provision (Loan/Lease)                            650430
RI-5.a               RIAD4070 Income from Fiduciary Activities                  152147
RI-5.b               RIAD4080 Service Charges on Deposit Accounts               253542
RI-5.c               RIADA220 Trading Revenue                                    19216
RI-5.d               RIADB490 Investment Banking                                 11731
RI-5.e               RIADB491 Venture Capital Revenue                                0
RI-5.f               RIADB492 Net Servicing Fees                                     0
RI-5.g               RIADB493 Net Securitization Inc                              3171
RI-5.h               RIADB494 Insurance Comm/Fees                                11560
RI-5.i               RIAD5416 Other non-interest income (RI-5.f.2)               13263
RI-5.j               RIAD5415 Other non-interest income (RI-5.f.2)                1371
RI-5.k               RIADB496 Net Gains (losses) on Other Assets                  2719
RI-5.l               RIADB497 Other Noninterest Inc                             576541
RI-5.m               RIAD4079 Total Noninterest Income                         1045261
RI-6.a               RIAD3521 Gain/Loss Sec Held to Maturities                       0
RI-6.b               RIAD3196 Gain/Loss Sec Available-for-sale                   44047
RI-7.a               RIAD4135 Salaries and Benefits                             445063
RI-7.b               RIAD4217 Expense on Premises/Fixed Assets                  123372
RI-7.c               RIAD4531 Amortization Exp of Intangible Assets             160458
RI-7.d               RIAD4092 Other Noninterest Expense                         816412
RI-7.e               RIAD4093 Total Noninterest Expense                        1545305
RI-8                 RIAD4301 Income (loss) Before Income Taxes                 626301
RI-9                 RIAD4302 Income Taxes                                      217740
RI-10                RIAD4300 Income (loss) Before Extraordinary                408561
RI-11                RIAD4320 Extraordinary Items Net Of Taxes                       0
RI-12                RIAD4340 Net Income/Loss                                   408561
RI-M.1               RIAD4513 Interest Exp on Exempt After 8/7/86                 1667
RI-M.2               RIAD8431 Memoranda: Income Sale Mutuals                     19439

RI-M.3               RIAD4313 Memoranda: Inc. Tax-exempt loans/leases            11160
RI-M.4               RIAD4507 Exempt State/Local Securities                      23429
RI-M.5               RIAD4150 Number of Full-Time Employees                      17432
RI-M.7               RIAD9106 Balance Sheet Restate - Bank's Acq Date              N/A
RI-M.8.a             RIAD8757 Memoranda: Trading Rev - Interest                   9796
RI-M.8.b             RIAD8758 Memoranda: Trading Rev - Foreign Exch               9421
RI-M.8.c             RIAD8759 Memoranda: Trading Rev - Equity/Index                  0
RI-M.8.d             RIAD8760 Memoranda: Trading Rev - Commodity                     0
RI-M.9.a             RIAD8761 Memoranda: Impact - Interest Income                10693
RI-M.9.b             RIAD8762 Memoranda: Impact - Interest Expense                3349
RI-M.9.c             RIAD8763 Memoranda: Impact - Other Allocations               3757
RI-M.10              RIADA251 Memo: Credit losses on derivatives                     0
RI-M.11              RIADA530 Does Bank have Subchapter-S Y/N                       NO
RIA-1                RIAD3217 Total Equity Capital                            10651631
RIA-2                RIADB507 Restate/Changes in Accting Principles                  0
RIA-3                RIADB508 Balance-End of Previous Calendar Year           10651631
RIA-4                RIAD4340 Net Income/Loss                                   408561
RIA-5                RIADB509 Net-Cap Stock(Sale,Conv,Acq,or Retire)                 0
RIA-6                RIADB510 Net-Treasury Stock Transactions                        0
RIA-7                RIAD4356 Changes Incident to Combinations                       0
RIA-8                RIAD4470 LESS: Cash Dividends on Preferred                      0
RIA-9                RIAD4460 LESS: Cash Dividends on Common                   1000000
RIA-10               RIADB511 Other Comprehensive Income                         -1860
RIA-11               RIAD4415 Other Parent H/C Transactions                    -372453
RIA-12               RIAD3210 Total Eq/Cap End of Period                       9685879
RIB(P1)-1.a(a)       RIAD3582 Memo: Charge-offs: Loans sec construc               3171
RIB(P1)-1.a(b)       RIAD3583 Memo: Recoveries: Loans sec construct                349
RIB(P1)-1.b(a)       RIAD3584 Memo: Charge-offs: Loans sec farmland               7354

RIB(P1)-1.b(b)       RIAD3585 Memo: Recoveries: Loans sec farmland                  18
RIB(P1)-1.c.1(a)     RIAD5411 Memo: Charge-offs: Revolv loans 1-4 r               7265
RIB(P1)-1.c.1(b)     RIAD5412 Memo: Recoveries: Revolv loans 1-4 rs               1682
RIB(P1)-1.c.2(a)     RIAD5413 Memo: Charge-offs: Other loans 1-4 rs              36590
RIB(P1)-1.c.2(b)     RIAD5414 Memo: Recoveries: Other loans 1-4 res               6257
RIB(P1)-1.d(a)       RIAD3588 Memo: Charge-offs: Loans sec multifam               1178
RIB(P1)-1.d(b)       RIAD3589 Memo: Recoveries: Loans sec multifaml                145
RIB(P1)-1.e(a)       RIAD3590 Memo: Charge-offs: Loans sec nonfarm               20572
RIB(P1)-1.e(b)       RIAD3591 Memo: Recoveries: Loans sec nonfarm                 5071
RIB(P1)-1.f(a)       RIADB512 Memo: Charge-offs: Foreign                             0
RIB(P1)-1.f(b)       RIADB513 Memo: Recoveries: Foreign                              0
RIB(P1)-2.a(a)       RIAD4653 Loans to US Banks: Charge-Offs                         0
RIB(P1)-2.a(b)       RIAD4663 Loans to US Banks: Recoveries                          0
RIB(P1)-2.b(a)       RIAD4654 Loans to For Banks: Charge-Offs                        0
RIB(P1)-2.b(b)       RIAD4664 Loans to For Banks: Recoveries                         0
RIB(P1)-3(a)         RIAD4655 Ag/Farm Loans: Charge-Offs                         16652
RIB(P1)-3(b)         RIAD4665 Ag/Farm Loans: Recoveries                            247
RIB(P1)-4.a(a)       RIAD4645 Coml/Indl Loans  US: Charge-Offs                  408890
RIB(P1)-4.a(b)       RIAD4617 Coml/Indl Loans  US: Recoveries                    14721
RIB(P1)-4.b(a)       RIAD4646 Coml/Indl Loans  non-US: Charge-Offs                   0
RIB(P1)-4.b(b)       RIAD4618 Coml/Indl Loans  non-US: recoveries                    0
RIB(P1)-5.a(a)       RIADB514 Memo: Charge-Offs: Loans-Credit Cards              71581
RIB(P1)-5.a(b)       RIADB515 Memo:Recoveries: Loans-Credit Cards                12390
RIB(P1)-5.b(a)       RIADB516 Memo:Charge-offs: Loans-Other                      79974
RIB(P1)-5.b(b)       RIADB517 Memo: Recoveries: Loans-Other                      10439
RIB(P1)-6(a)         RIAD4643 Loans to For Govts: Charge-Offs                        0
RIB(P1)-6(b)         RIAD4627 Loans to For Govts: Recoveries                         0
RIB(P1)-7(a)         RIAD4644 Other Loans: Charge-Offs                           20296

RIB(P1)-7(b)         RIAD4628 Other Loans: Recoveries                              635
RIB(P1)-8.a(a)       RIAD4658 Leases  US: Charge-Offs                            22979
RIB(P1)-8.a(b)       RIAD4668 Leases  US: Recovereies                            12971
RIB(P1)-8.b.(a)      RIAD4659 Leases  non-US: Chatge-Offs                            0
RIB(P1)-8.b.(b)      RIAD4669 Leases  non-US: Recoveries                             0
RIB(P1)-9(a)         RIAD4635 Total Charge-offs (year-to-date)                  696502
RIB(P1)-9(b)         RIAD4605 Total Recoveries (year-to-date)                    64925
RIB(P1)-M.1(a)       RIAD5409 Memo: Charge-offs: Loans to fin comm.                696
RIB(P1)-M.1(b)       RIAD5410 Memo: Recoveries: Loans to fin commcl                 79
RIB(P1)-M.2(a)       RIAD4652 RE Loans: non-US: Charge-Offs                          0
RIB(P1)-M.2(b)       RIAD4662 RE Loans: non-US: Recoveries                           0
RIB(P2)-1            RIADB522 Balance                                           979414
RIB(P2)-2            RIAD4605 Recoveries                                         64925
RIB(P2)-4            RIAD4230 Provision (Loan/Lease)                            650430
RIB(P2)-5            RIAD4815 Adjustments (Loan/Lease)                         -293424
RIB(P2)-6            RIAD3123 Balance - End of Current                          919122
RID-1.a              RIADB523 Int. Inc/International Ops - Gross Inc               N/A
RID-1.b              RIADB524 Int. Inc/International Ops - Gross Exp               N/A
RID-2.               RIADB525 Net Inc Income - International                       N/A
RID-3.a              RIAD4097 Noninterest Intl Income                              N/A
RID-3.b              RIAD4235 Provision for Intl Loan/Lease Losses                 N/A
RID-3.c              RIAD4239 Other Intl Nonint Expense                            N/A
RID-3.d              RIAD4843 Net Non-Int Income                                   N/A
RID-4                RIAD4844 Est. Pre-Tax Inc - Intl before cap                   N/A
RID-5                RIAD4845 Adjustment to Pretax Income Etc                      N/A
RID-6                RIAD4846 Est. Pre-Tax Inc - Intl after cap                    N/A
RID-7                RIAD4797 Intl Income Taxes                                    N/A
RID-8                RIAD4341 Estimated Net Inc - Intl Ops                         N/A

RIE-1.a              RIADC013 Other non-interest income (RI-5.l)                     0
RIE-1.b              RIADC014 Other non-interest income (RI-5.l)                     0
RIE-1.c              RIADC016 Other non-interest income (RI-5.l)                 47517
RIE-1.d              RIAD4042 Other non-interest income (RI-5.l)                     0
RIE-1.e              RIADC015 Other non-interest income (RI-5.l)                     0
RIE-1.f              RIAD4461 Other non-interest income (RI-5.l)                 55003
RIE-1.g              RIAD4462 Other non-interest income (RI-5.l)                 70350
RIE-1.h              RIAD4463 Other non-interest income (RI-5.l)                172375
RIE-2.a              RIADC017 Other non-interest expense (RI-7.d)                60733
RIE-2.b              RIAD0497 Other non-interest expense (RI-7.d)                88502
RIE-2.c              RIAD4136 Other non-interest expense (RI-7.d)                    0
RIE-2.d              RIADC018 Other non-interest expense (RI-7.d)                    0
RIE-2.e              RIAD8403 Other non-interest expense (RI-7.d)                    0
RIE-2.f              RIAD4141 Other non-interest expense (RI-7.d)                    0
RIE-2.g              RIAD4146 Other non-interest expense (RI-7.d)                    0
RIE-2.h              RIAD4464 Other non-interest expense (RI-7.d)               308557
RIE-2.I              RIAD4467 Other non-interest expense (RI-7.d)                83762
RIE-2.j              RIAD4468 Other non-interest expense (RI-7.d)                61012
RIE-3.a.1            RIAD6373 Effect of adopting FAS 133                             0
RIE-3.a.2            RIAD4486 Applicable tax effect (RI-11)                          0
RIE-3.b.1            RIAD4487 Applicable tax effect (RI-11)                          0
RIE-3.b.2            RIAD4488 Applicable tax effect (RI-11)                          0
RIE-3.c.1            RIAD4489 Applicable tax effect (RI-11)                          0
RIE-3.c.2            RIAD4491 Applicable tax effect (RI-11)                          0
RIE-4.a              RIADB526 Restatements Due (RI-A.2)                              0
RIE-4.b              RIADB527 Restatements Due (RI-A.2)                              0
RIE-5.a              RIAD4498 Transactions w/parent (RIA-11)                  -1150000
RIE-5.b              RIAD4499 Transactions w/parent (RIA-11)                    777547

RIE-6.b              RIAD4522 Adjs. to allow for l & l loss (RIB.2.5)           -79145
RIE-7                RIAD4769 RI-E  Other Explanations (Y/N)                         X
RC-1.a               RCFD0081 Cash and Noninterest-bearing Balances            3552227
RC-1.b               RCFD0071 Interest-bearing Balances                           8874
RC-2.a               RCFD1754 Securities Held-to-Maturity                            0
RC-2.b               RCFD1773 Total Avail-for-sale - Fair Value                4731459
RC-3                 RCFD1350 Fed Funds Sold & Secs Purchased                  1058080
RC-4.a               RCFD5369 Loans & leases held for sale                     1200535
RC-4.b               RCFDB528 Loans & leases, net Unearned Inc                61874626
RC-4.c               RCFD3123 LESS: Allowance for Loan and Lease Lo             919122
RC-4.d               RCFDB529 Loans & leases, net Unearned Inc & Allow        60955504
RC-5                 RCFD3545 Total Trading Assets                               94850
RC-6                 RCFD2145 Premises and Fixed Assets                         521845
RC-7                 RCFD2150 Othr Real Estate - Total                           36206
RC-8                 RCFD2130 Investmnts in unconsold subs - Total              646380
RC-9                 RCFD2155 Customers' Liability on Acceptances               138422
RC-10.a              RCFD3163 Goodwill                                         2201918
RC-10.b              RCFD0426 Other intangible assets                          2330267
RC-11                RCFD2160 Total Other Assets                               2975129
RC-12                RCFD2170 Total Assets                                    80451696
RC-13.a              RCON2200 Deposits: Domestic Offices                      49977854
RC-13.a.1            RCON6631 Domestic Deposits: Noninterest-bearin           16031537
RC-13.a.2            RCON6636 Domestic Deposits: Interest-bearing             33946317
RC-13.b              RCFN2200 Total Deps in Foreign Offices                    2914479
RC-13.b.1            RCFN6631 Foreign Deposits: Noninterest-bearing                  0
RC-13.b.2            RCFN6636 Foreign Deposits: Interest-bearing               2914479
RC-14                RCFD2800 Fed Funds Purchased & Secs Sold                  1342118
RC-15                RCFD3548 Total trading liabilities                          90576

RC-16                RCFD3190 Other borrowed money                            11563493
RC-18                RCFD2920 Bank's Liability on Acceptances                   138422
RC-19                RCFD3200 Subordinated Notes and Debentures                2430442
RC-20                RCFD2930 Total Other Liabilities                          1542375
RC-21                RCFD2948 Total Liabilities                               69999759
RC-22                RCFD3000 Minority Interest in Subsidiaries                 766058
RC-23                RCFD3838 Perpetual Preferred Stock & Surplus                    0
RC-24                RCFD3230 Common Stock                                      310004
RC-25                RCFD3839 Surplus                                          6094941
RC-26.a              RCFD3632 Undivided Profits/Capital Reserves               3269387
RC-26.b              RCFDB530 Accumulated other comprehensive Inc                11547
RC-27                RCFDA130 Other equity captial components                        0
RC-28                RCFD3210 Total Equity Capital                             9685879
RC-29                RCFD3300 Total Liabs, Pref. Stck, & Equity Cap           80451696
RC-M.1               RCFD6724 Auditor memo                                         N/A
RCA-1                RCFD0022 Cash - process collect, debits, currency         3431503
RCA-1.a              RCON0020 Cash Items in Process of Collection              2751732
RCA-1.b              RCON0080 Currency and Coin                                 677446
RCA-2                RCON0082 Bal Due - Dep Inst (US)                            43391
RCA-2.a              RCFD0083 Due from US Dep'y/Foreign Banks                        0
RCA-2.b              RCFD0085 Due from Other US Dep'y                            44751
RCA-3                RCON0070 Bal Due - Foreign                                  19605
RCA-3.a              RCFD0073 Due from For Branches/US Banks                         0
RCA-3.b              RCFD0074 Due from Other For Banks/Countries                 28906
RCA-4(a)             RCFD0090 Due from Fed Rsv Banks - Cons                      55941
RCA-4(b)             RCON0090 Due from Fed Rsv Banks - Domestic                  55941
RCA-5(a)             RCFD0010 Consolidated Bank - Total                        3561101
RCA-5(b)             RCON0010 Domestic Office - Total                          3548115

RCB-1(a)             RCFD0211 Held: Cost: US Treasury Securities                     0
RCB-1(b)             RCFD0213 Held: Value: US Treasury Securities                    0
RCB-1(c)             RCFD1286 Sale: Cost: US Treasury Securities                234058
RCB-1(d)             RCFD1287 Sale: Value: US Treasury Securities               235147
RCB-2.a(a)           RCFD1289 Held: Cost: Obligations US agencies                    0
RCB-2.a(b)           RCFD1290 Held: Value: Obligations US agencies                   0
RCB-2.a(c)           RCFD1291 Sale: Cost: Obligations US agencies               127160
RCB-2.a(d)           RCFD1293 Sale: Value: Obligations US agencies              129409
RCB-2.b(a)           RCFD1294 Held: Cost: Obligations US sponsored                   0
RCB-2.b(b)           RCFD1295 Held: Value: Obligations US sponsored                  0
RCB-2.b(c)           RCFD1297 Sale: Cost: Obligations US sponsored                2702
RCB-2.b(d)           RCFD1298 Sale: Value: Obligations US sponsored               2787
RCB-3(a)             RCFD8496 Held: Cost: Sec-States/Pol subdiv in US                0
RCB-3(b)             RCFD8497 Held: Value: Sec-States/Pol subdiv in US               0
RCB-3(c)             RCFD8498 Sale: Cost: Sec-States/Pol subdiv in US           289471
RCB-3(d)             RCFD8499 Sale: Value: Sec-States/Pol subdiv in US          290981
RCB-4.a.1(a)         RCFD1698 Held: Cost: Security Guaranteed GNMA                   0
RCB-4.a.1(b)         RCFD1699 Held: Value: Security Guaranteed GNMA                  0
RCB-4.a.1(c)         RCFD1701 Sale: Cost: Security Guaranteed GNMA               51073
RCB-4.a.1(d)         RCFD1702 Sale: Value: Security Guaranteed GNMA              52211
RCB-4.a.2(a)         RCFD1703 Held: Cost: Security Issued FNMA                       0
RCB-4.a.2(b)         RCFD1705 Held: Value: Security Issued FNMA                      0
RCB-4.a.2(c)         RCFD1706 Sale: Cost: Security Issued FNMA                 2311012
RCB-4.a.2(d)         RCFD1707 Sale: Value: Security Issued FNMA                2310009
RCB-4.a.3(a)         RCFD1709 Held: Cost: Other Pass-Through Secs                    0
RCB-4.a.3(b)         RCFD1710 Held: Value: Other Pass-Through Secs                   0
RCB-4.a.3(c)         RCFD1711 Sale: Cost: Other Pass-Through Secs                 3309
RCB-4.a.3(d)         RCFD1713 Sale: Value: Other Pass-Through Secs                3299

RCB-4.b.1(a)         RCFD1714 Held: Cost: Issued/Guar. FNMA, Etc.                    0
RCB-4.b.1(b)         RCFD1715 Held: Value: Issued/Guar. FNMA, Etc.                   0
RCB-4.b.1(c)         RCFD1716 Sale: Cost: Issued/Guar. FNMA, Etc.              1696591
RCB-4.b.1(d)         RCFD1717 Sale: Value: Issued/Guar. FNMA, Etc.             1697133
RCB-4.b.2(a)         RCFD1718 Held: Cost: Collateralized MBS -FNMA                   0
RCB-4.b.2(b)         RCFD1719 Held: Value: Collateralized MBS -FNMA                  0
RCB-4.b.2(c)         RCFD1731 Sale: Cost: Collateralized MBS -FNMA                   0
RCB-4.b.2(d)         RCFD1732 Sale: Value: Collateralized MBS -FNMA                  0
RCB-4.b.3(a)         RCFD1733 Held: Cost: All Other MBS                              0
RCB-4.b.3(b)         RCFD1734 Held: Value: All Other MBS                             0
RCB-4.b.3(c)         RCFD1735 Sale: Cost: All Other MBS                              0
RCB-4.b.3(d)         RCFD1736 Sale: Value: All Other MBS                             0
RCB-5.a(a)           RCFDB838 Held: Cost: Credit card rec                            0
RCB-5.a(b)           RCFDB839 Held: Value: Credit card rec                           0
RCB-5.a(c)           RCFDB840 Sale: Cost: Credit card rec                            0
RCB-5.a(d)           RCFDB841 Sale: Value: Credit card rec                           0
RCB-5.b(a)           RCFDB842 Held: Cost: Home equity lines                          0
RCB-5.b(b)           RCFDB843 Held: Value: Home equity lines                         0
RCB-5.b(c)           RCFDB844 Sale: Cost: Home equity lines                          0
RCB-5.b(d)           RCFDB845 Sale: Value: Home equity lines                         0
RCB-5.c(a)           RCFDB846 Held: Cost: Automobile Loans                           0
RCB-5.c(b)           RCFDB847 Held: Value: Automobile Loans                          0
RCB-5.c(c)           RCFDB848 Sale: Cost: Automobile Loans                           0
RCB-5.c(d)           RCFDB849 Sale: Value: Automobile Loans                          0
RCB-5.d(a)           RCFDB850 Held: Cost: Other Consumer Loans                       0
RCB-5.d(b)           RCFDB851 Held: Value: Other Consumer Loans                      0
RCB-5.d(c)           RCFDB852 Sale: Cost: Other Consumer Loans                       0
RCB-5.d(d)           RCFDB853 Sale: Value: Other Consumer Loans                      0

RCB-5.e(a)           RCFDB854 Held: Cost: Coml/Indust Loans                          0
RCB-5.e(b)           RCFDB855 Held: Value: Coml/Indust Loans                         0
RCB-5.e(c)           RCFDB856 Sale: Cost: Coml/Indust Loans                          0
RCB-5.e(d)           RCFDB857 Sale: Value: Coml/Indust Loans                         0
RCB-5.f(a)           RCFDB858 Held: Cost: Other ABS                                  0
RCB-5.f(b)           RCFDB859 Held: Value: Other ABS                                 0
RCB-5.f(c)           RCFDB860 Sale: Cost: Other ABS                                  0
RCB-5.f(d)           RCFDB861 Sale: Value: Other ABS                                 0
RCB-6.a(a)           RCFD1737 Held: Cost: Other Domestic Debt Sec.                   0
RCB-6.a(b)           RCFD1738 Held: Value: Other Domestic Debt Sec.                  0
RCB-6.a(c)           RCFD1739 Sale: Cost: Other Domestic Debt Sec.                2539
RCB-6.a(d)           RCFD1741 Sale: Value: Other Domestic Debt Sec.               2545
RCB-6.b(a)           RCFD1742 Held: Cost: Foreign Debt Securities                    0
RCB-6.b(b)           RCFD1743 Held: Value: Foreign Debt Securities                   0
RCB-6.b(c)           RCFD1744 Sale: Cost: Foreign Debt Securities                 6970
RCB-6.b(d)           RCFD1746 Sale: Value: Foreign Debt Securities                6970
RCB-7(c)             RCFDA510 Sale: Cost: Securities Mutual Funds                  968
RCB-7(d)             RCFDA511 Sale: Value: Securities Mutual Funds                 968
RCB-8(a)             RCFD1754 Total Held-to-maturity - Amort Cost                    0
RCB-8(b)             RCFD1771 Total Held-to-maturity - Fair Value                    0
RCB-8(c)             RCFD1772 Total Avail-for-sale - Amort Cost                4725853
RCB-8(d)             RCFD1773 Total Avail-for-sale - Fair Value                4731459
RCB-M.1              RCFD0416 Memoranda: Pledged                               4529536
RCB-M.2.a.1          RCFDA549 Memoranda: Non-Mort Debt ** 3 MO                  170845
RCB-M.2.a.2          RCFDA550 Memoranda: Non-Mort Debt 3-12 MO                   73015
RCB-M.2.a.3          RCFDA551 Memoranda: Non-Mort Debt 1-3 YRS                  109726
RCB-M.2.a.4          RCFDA552 Memoranda: Non-Mort Debt 3-5 YRS                   83757
RCB-M.2.a.5          RCFDA553 Memoranda: Non-Mort Debt 5-15 YRS                 227496

** denotes less than

RCB-M.2.a.6          RCFDA554 Memoranda: Non-Mort Debt *** 15 YRS                3000
RCB-M.2.b.1          RCFDA555 Memoranda: Mort Pass Thru ** 3 MO                 41975
RCB-M.2.b.2          RCFDA556 Memoranda: Mort Pass Thru 3-12 MO                  37297
RCB-M.2.b.3          RCFDA557 Memoranda: Mort Pass Thru 1-3 YRS                  20839
RCB-M.2.b.4          RCFDA558 Memoranda: Mort Pass Thru 3-5 YRS                   1482
RCB-M.2.b.5          RCFDA559 Memoranda: Mort Pass Thru 5-15 YRS               1357754
RCB-M.2.b.6          RCFDA560 Memoranda: Mort Pass Thru *** 15 YRS              906172
RCB-M.2.c.1          RCFDA561 Memoranda: Other Mort-backed ** 3 YRS                  7
RCB-M.2.c.2          RCFDA562 Memoranda: Other Mort-backed *** 3 YRS           1697126
RCB-M.2.d            RCFDA248 Memoranda: Tot Debt ** 1 YR                       346427
RCB-M.3              RCFD1778 Amortized Cost Held Securities Sold                    0
RCB-M.4.a            RCFD8782 Structured Notes - Amortized Cost                    600
RCB-M.4.b            RCFD8783 Structured Notes - Fair Value                        592
RCC(P1)-1            RCFD1410 Loans Sec by Real Estate                        24746908
RCC(P1)-1.a          RCON1415 Construction and Land Development                4456232
RCC(P1)-1.b          RCON1420 Secured by Farmland                               105613
RCC(P1)-1.c.1        RCON1797 Secured by 1-4: Revolving                        2699046
RCC(P1)-1.c.2.a      RCON5367 Secured by 1-4: Other (first liens)              3934353
RCC(P1)-1.c.2.b      RCON5368 Secured by 1-4: Other (junior liens)             4321058
RCC(P1)-1.d          RCON1460 Secured by 5+                                    1087693
RCC(P1)-1.e          RCON1480 Secured by Nonfarm Nonresidential                8142913
RCC(P1)-2.a          RCONB531 Commercial Banks - US                              40420
RCC(P1)-2.a.1        RCFDB532 US branches/agencies of foreign banks                  0
RCC(P1)-2.a.2        RCFDB533 US branches/agencies of foreign banks              40420
RCC(P1)-2.b(a)       RCFDB534 Other commerc banks in US                          73401
RCC(P1)-2.b(b)       RCONB534 Other deposit inst in US                           73401
RCC(P1)-2.c          RCONB535 Foreign Banks                                      93690
RCC(P1)-2.c1         RCFDB536 Foreign branches of other US banks                     1

** denotes less than
*** denotes more than

RCC(P1)-2.c2         RCFDB537 Other banks in foreign countries                   93689
RCC(P1)-3(a)         RCFD1590 Consolidated  to Farmers                         1067227
RCC(P1)-3(b)         RCON1590 Domestic to Farmers                              1067227
RCC(P1)-4.a(a)       RCFD1763 Consolidated US Coml                            21079751
RCC(P1)-4.a(b)       RCON1763 Domestic US Coml                                21007873
RCC(P1)-4.b(a)       RCFD1764 Consolidated non-US Coml                          125160
RCC(P1)-4.b(b)       RCON1764 Domestic non-US Coml                               46177
RCC(P1)-6.a(a)       RCFDB538 Loans to individuals - CC (Cons)                 3293707
RCC(P1)-6.a(b)       RCONB538 Loans to individuals - CC (Dom)                  3293707
RCC(P1)-6.b(a)       RCFDB539 Loans to individuals-Other (Cons)                2322477
RCC(P1)-6.b(b)       RCONB539 Loans to individuals-Other (Dom)                 2322477
RCC(P1)-6.c(a)       RCFD2011 Cons Other Consumer (Cons)                       1696442
RCC(P1)-6.c(b)       RCON2011 Cons Other Consumer (Dom)                        1696442
RCC(P1)-7(a)         RCFD2081 Consolidated Loans to For Govts                      150
RCC(P1)-7(b)         RCON2081 Domestic Loans to For Govts                           15
RCC(P1)-8(a)         RCFD2107 Consolidated Obligations US                       973536
RCC(P1)-8(b)         RCON2107 Domestic Obligations US                           973536
RCC(P1)-9            RCFD1563 Consolidated Other                               3657596
RCC(P1)-9.a          RCON1545 Domestic Loans for Securities                     578726
RCC(P1)-9.b          RCON1564 Domestic Other                                   3078870
RCC(P1)-10           RCON2165 Domestic Leases                                  3903578
RCC(P1)-10.a         RCFD2182 Consolidated US Leases                           3902018
RCC(P1)-10.b         RCFD2183 Consolidated For Leases                             2678
RCC(P1)-11(a)        RCFD2123 LESS: Consolidated Unearned Income                     0
RCC(P1)-11(b)        RCON2123 LESS: Domestic Unearned Income                         0
RCC(P1)-12(a)        RCFD2122 Total Loans & Leases (Consolidated)             63075161
RCC(P1)-12(b)        RCON2122 Total Loans & Leases (Domestic)                 62923047
RCC(P1)-M.1          RCFD1616 Loans and leases restructured                          0

RCC(P1)-M.2.a.1  RCONA564 Memo: Loans Secd by Real Est * 3 MO             480264
RCC(P1)-M.2.a.2  RCONA565 Memo: Loans Secd by Real Est 3-12 MO            293800
RCC(P1)-M.2.a.3  RCONA566 Memo: Loans Secd by Real Est 1-3 YRS            218361
RCC(P1)-M.2.a.4  RCONA567 Memo: Loans Secd by Real Est 3-5 YRS            184003
RCC(P1)-M.2.a.5  RCONA568 Memo: Loans Secd by Real Est 5-15 YRS          1093527
RCC(P1)-M.2.a.6  RCONA569 Memo: Loans Secd by Real Est ** 15 YRS         1616103
RCC(P1)-M.2.b.1  RCFDA570 Memo: Other Loans/Leases * 3 MO               35819229
RCC(P1)-M.2.b.2  RCFDA571 Memo: Other Loans/Leases 3-12 MO               2553630
RCC(P1)-M.2.b.3  RCFDA572 Memo: Other Loans/Leases 1-3 YRS               6880946
RCC(P1)-M.2.b.4  RCFDA573 Memo: Other Loans/Leases 3-5 YRS               5595682
RCC(P1)-M.2.b.5  RCFDA574 Memo: Other Loans/Leases 5-15 YRS              6112098
RCC(P1)-M.2.b.6  RCFDA575 Memo: Other Loans/Leases ** 15 YRS             1694272
RCC(P1)-M.2.c    RCFDA247 Memo: Tot Remg Loans/Leases * 1 YR            15214036
RCC(P1)-M.3      RCFD2746 Loans to fin. comm. real est., constr          1636148
RCC(P1)-M.4      RCON5370 Adj. rate closed-end loans secured              878834
RCC(P1)-M.5      RCFDB837 Loan secured by real eastate to non-US               0
RCC(P2)-1        RCON6999 YES/NO - RCC01.E & RCC04 *** $ 100,000              NO
RCC(P2)-2.a      RCON5562 Number of Loans RCC01.E                            N/A
RCC(P2)-2.b      RCON5563 Number of Loans RCC04                              N/A
RCC(P2)-3.a(a)   RCON5564 Number of Loans RCC01.E Orig **** $100K           2606
RCC(P2)-3.a(b)   RCON5565 Amount of Loans RCC01.E Orig **** $100K         134792
RCC(P2)-3.b(a)   RCON5566 # of Loans RCC01.E $100K * Orig **** $250K        3339
RCC(P2)-3.b(b)   RCON5567 $ of Loans RCC01.E $100K * Orig **** $250K      538430
RCC(P2)-3.c(a)   RCON5568 # of Loans RCC01.E $250K * Orig **** $1M          5106
RCC(P2)-3.c(b)   RCON5569 $ of Loans RCC01.E $250K * Orig **** $1M       2522600
RCC(P2)-4.a(a)   RCON5570 Number of Loans RCC04 Orig **** $100K           190382
RCC(P2)-4.a(b)   RCON5571 Amount of Loans RCC04 Orig **** $100K          2275821
RCC(P2)-4.b(a)   RCON5572 # of Loans RCC04 $100K * Orig **** $250K          6452


* Less than
** Greater than
*** Greater than or equal to
**** Less than or equal to

RCC(P2)-4.b(b)   RCON5573 $ of Loans RCC04 $100K * Orig **** $250K      1014708
RCC(P2)-4.c(a)   RCON5574 # of Loans RCC04 $250K * Orig **** $1M           5860
RCC(P2)-4.c(b)   RCON5575 $ of Loans RCC04 $250K * Orig **** $1M        2929643
RCC(P2)-5        RCON6860 YES/NO - RCC01.B & RCC03 *** $ 100,000             NO
RCC(P2)-6.a      RCON5576 Number of Loans RCC01.B                           N/A
RCC(P2)-6.b      RCON5577 Number of Loans RCC03                             N/A
RCC(P2)-7.a(a)   RCON5578 Number of Loans RCC01.B Orig **** $100K           397
RCC(P2)-7.a(b)   RCON5579 Amount of Loans RCC01.B Orig **** $100K         16909
RCC(P2)-7.b(a)   RCON5580 # of Loans RCC01.B $100K * Orig **** $250K        167
RCC(P2)-7.b(b)   RCON5581 $ of Loans RCC01.B $100K * Orig **** $250K      26324
RCC(P2)-7.c(a)   RCON5582 # of Loans RCC01.B $250K * Orig **** $500K         52
RCC(P2)-7.c(b)   RCON5583 $ of Loans RCC01.B $250K * Orig **** $500K      18521
RCC(P2)-8.a(a)   RCON5584 Number of Loans RCC03 - Orig **** $100K          3054
RCC(P2)-8.a(b)   RCON5585 Amount of Loans RCC03 - Orig **** $100K         95451
RCC(P2)-8.b(a)   RCON5586 # of Loans RCC03 - $100K * Orig **** $250K        671
RCC(P2)-8.b(b)   RCON5587 $ of Loans RCC03 - $100K * Orig **** $250K     107583
RCC(P2)-8.c(a)   RCON5588 # of Loans RCC03 - $250K * Orig **** $500K        398
RCC(P2)-8.c(b)   RCON5589 $ of Loans RCC03 - $250K * Orig **** $500K     186599
RCD-1            RCON3531 US Treasury securities                              0
RCD-2            RCON3532 US Govt agency obligations                          0
RCD-3            RCON3533 Securities issued by State and Subdiv               0
RCD-4.a          RCON3534 Pass-through secs by FNMA/FHLMC/GNMA                0
RCD-4.b          RCON3535 CMOs and REMICs issued by FNMA/FHLMC                0
RCD-4.c          RCON3536 All other mortgage-backed securities                0
RCD-5            RCON3537 Other debt securities                               0
RCD-9            RCON3541 Other trading assets domestic                       0
RCD-10           RCFN3542 Trading assets foreign                              0
RCD-11.a         RCON3543 Gains on rate & contracts domestic              94115

* Less than
*** Greater than or equal to
**** Less than or equal to

RCD-11.b         RCFN3543 Gains on rate & contracts foreign                  735
RCD-12           RCFD3545 Total Trading Assets                             94850
RCD-13           RCFD3546 Liability for short positions                        0
RCD-14           RCFD3547 Losses on rate & contracts                       90576
RCD-15           RCFD3548 Total trading liabilities                        90576
RCE(P1)-1(a)     RCONB549 Indv, partner, & corp - Transaction           12205309
RCE(P1)-1(c)     RCONB550 Indv,partner,& corp - Non-Transaction         35510414
RCE(P1)-2(a)     RCON2202 USG Transaction                                   7667
RCE(P1)-2(c)     RCON2520 USG Nontransaction                                9055
RCE(P1)-3(a)     RCON2203 State/Local Transaction                         521632
RCE(P1)-3(c)     RCON2530 State/Local Nontransaction                     1104743
RCE(P1)-4(a)     RCONB551 Cml banks/Other US - Transaction                572122
RCE(P1)-4(c)     RCONB552 Cml banks/Other US - Transaction                  6977
RCE(P1)-5(a)     RCON2213 Banks in Foreign Count - Transaction             39909
RCE(P1)-5(c)     RCON2236 Banks in Foreign Count - Nontransaction              0
RCE(P1)-6(a)     RCON2216 For Govt Transaction                                 0
RCE(P1)-6(c)     RCON2377 For Govt Nontransaction                             26
RCE(P1)-7(a)     RCON2215 Total Transaction Accounts                    13346639
RCE(P1)-7(b)     RCON2210 Total Demand Deposits                         11262177
RCE(P1)-7(c)     RCON2385 Total Nontransaction Accounts                 36631215
RCE(P1)-M.1.a    RCON6835 IRA/Keogh                                      1912996
RCE(P1)-M.1.b    RCON2365 Brokered                                       1703164
RCE(P1)-M.1.c.1  RCON2343 Brokered * $100K                                  1193
RCE(P1)-M.1.c.2  RCON2344 Brokered Participated to * $100K                382693
RCE(P1)-M.1.d.1  RCONA243 Matur data:denom * 100k,matur **** 1 yr           1014
RCE(P1)-M.1.d.2  RCONA244 Matur data:denom *** 100k,matur **** 1 yr      1310297
RCE(P1)-M.1.e    RCON5590 Memoranda: Preferred Deposits                      N/A
RCE(P1)-M.2.a.1  RCON6810 MMDAs                                         22717501


* Less than
*** Greater than or equal to
**** Less than or equal to

RCE(P1)-M.2.a.2  RCON0352 Other Savings                                  1784697
RCE(P1)-M.2.b    RCON6648 Time Deposits * $100K                          7741430
RCE(P1)-M.2.c    RCON2604 Memoranda: Time Deposits *** $100 000          4387586
RCE(P1)-M.3.a.1  RCONA579 Memo: Time Deps * 100K * 3 MO                  1803097
RCE(P1)-M.3.a.2  RCONA580 Memo: Time Deps * 100K 3-12 MO                 3796894
RCE(P1)-M.3.a.3  RCONA581 Memo: Time Deps * 100K 1-3 YRS                 1732680
RCE(P1)-M.3.a.4  RCONA582 Memo: Time Deps * 100K ** 3 YRS                 408760
RCE(P1)-M.3.b    RCONA241 Memo: Time Deps * 100K * 1 YR                  5599991
RCE(P1)-M.4.a.1  RCONA584 Memo: Time Deps ** 100K * 3 MO                 2063522
RCE(P1)-M.4.a.2  RCONA585 Memo: Time Deps ** 100K 3-12 MO                1481244
RCE(P1)-M.4.a.3  RCONA586 Memo: Time Deps ** 100K 1-3 YRS                 508241
RCE(P1)-M.4.a.4  RCONA587 Memo: Time Deps ** 100K ** 3 YRS                334580
RCE(P1)-M.4.b    RCONA242 Memo: Time Deps ** 100K * 1 YR                 3544766
RCE(P2)-1        RCFNB553 Deposits: Individual, partner, corp.            815731
RCE(P2)-2        RCFNB554 Deposits: US Banks                             2098748
RCE(P2)-3        RCFN2625 Deposits: Foreign Banks                              0
RCE(P2)-4        RCFN2650 Deposits: Foreign Govts.                             0
RCE(P2)-5        RCFNB555 Deposits: US Govt.,states, political                 0
RCE(P2)-6        RCFN2200 Total Deps in Foreign Offices                  2914479
RCE(P2)-M.1      RCFNA245 Memo:TD with remaining maturity **** 1 yr"      815731
RCF-1            RCFDB556 Accrued interest receivable                     414565
RCF-2            RCFD2148 Net Deferred Tax Assets                              0
RCF-3.a          RCFDA519 Interest Only Strip: Mortgage Loans                  0
RCF-3.b          RCFDA520 Interest Only Strip: Other Assets                31922
RCF-4            RCFD1752 Sale: Cost: Other Equity Securities             359824
RCF-5            RCFD2168 Other Assets                                   2168818
RCF-5.a          RCFD2166 Other Assets - Line A                                0
RCF-5.b          RCFDC009 Other Assets - Line B                           580454

* Less than
** Greater than
*** Greater than or equal to
**** Less than or equal to

RCF-5.c       RCFD1578 Other Assets - Line C                                  0
RCF-5.d       RCFDC010 Other Assets - Line D                                  0
RCF-5.e       RCFD3549 Other Assets - Line E                             717537
RCF-5.f       RCFD3550 Other Assets - Line F                                  0
RCF-5.g       RCFD3551 Other Assets - Line G                                  0
RCF-6         RCFD2160 Total Other Assets                               2975129
RCG-1.a       RCON3645 Expenses Accrued and Unpaid on deposi             219191
RCG-1.b       RCFD3646 Other Expenses Accrued and Unpaid                 578247
RCG-2.        RCFD3049 Net Deferred Tax Liabilities                      109229
RCG-3         RCFDB557 Allowance for credit losses                            0
RCG-4.        RCFD2938 Other Liabilities                                 635708
RCG-4.a       RCFD3066 Other Liabilities - Line A                             0
RCG-4.b       RCFDC011 Other Liabilities - Line B                             0
RCG-4.c       RCFD2932 Other Liabilities - Line C                             0
RCG-4.d       RCFDC012 Other Liabilities - Line D                             0
RCG-4.e       RCFD3552 Other Liabilities - Line E                        338384
RCG-4.f       RCFD3553 Other Liabilities - Line F                             0
RCG-4.g       RCFD3554 Other Liabilities - Line G                             0
RCG-5.        RCFD2930 Total Other Liabilities                          1542375
RCH-1         RCON2155 Customers' Liability on Acceptances               138422
RCH-2         RCON2920 Bank's Liability on Acceptances                   138422
RCH-3         RCON1350 Fed Funds Sold                                   1058080
RCH-4         RCON2800 Fed Funds Purchased                              1342118
RCH-5         RCON3190 Other Borrowed Money                            11563493
RCH-6         RCON2163 Net Due from Own For Offices                         N/A
RCH-7         RCON2941 Net Due to Own For Offices                       2823412
RCH-8         RCON2192 Total Assets                                    76581379
RCH-9         RCON3129 Total Liabilities                               63306030

RCH-10       RCON1039 US Treasury Securities                            234058
RCH-11       RCON1041 US Government agency obligations                  129862
RCH-12       RCON1042 Securities issued by states in the US             289471
RCH-13.a.1   RCON1043 MBS:  Pass-Through:  FNMA/FHLMC/GNMA             2362085
RCH-13.a.2   RCON1044 MBS:  Pass-Through:  Other Pass-Through             3309
RCH-13.b.1   RCON1209 MBS:  Other MBS:  FNMA/FHLMC/GNMA                1696591
RCH-13.b.2   RCON1280 MBS:  Other MBS:  All Other MBS                        0
RCH-14       RCON1281 Other Domestic Debt Securities                      2539
RCH-15       RCON1282 Foreign Debt Securities                             6970
RCH-16       RCONA510 Equity Securities:  Mutual Fund/Eq Sec               968
RCH-17       RCON1374 Total Securities Held and Sale                   4725853
RCH-18       RCON1752 Equity Securities:  All others                    359824
RCI-1        RCFN2133 Total IBF Assets                                     N/A
RCI-2        RCFN2898 Total IBF Liabilities                                N/A
RCK-1        RCFD3381 Interest-bearing Balances                        1097726
RCK-2        RCFDB558 US-Treasury securities/agency oblig               386123
RCK-3        RCFDB559 Mortgage-backed securities                       3900629
RCK-4        RCFDB560 All other securities                              908748
RCK-5        RCFD3365 Fed Funds Sold                                    529487
RCK-6.a.1    RCON3360 Total Loans                                     58845283
RCK-6.a.2    RCON3385 RE Loans                                        24356870
RCK-6.a.3    RCON3386 Agricultural & Farm Loans                        1075640
RCK-6.a.4    RCON3387 Commercial/Industrial Loans                     23758524
RCK-6.a.5.a  RCONB561 Indv. Loans-Credit cards                         3131545
RCK-6.a.5.b  RCONB562 Indv. Loans-Other                                3903535
RCK-6.b      RCFN3360 Foreign Office Loans                              167942
RCK-7        RCFD3401 Assets Held in Trading Accounts                   107491
RCK-8        RCFD3484 Lease Fin'g Receivables                          3814596

RCK-9         RCFD3368 Total Assets                                    82484973
RCK-10        RCON3485 Domestic Transaction Accounts                    1089085
RCK-11.a      RCONB563 Savings Deposits                                27509086
RCK-11.c      RCONA514 Time Deposits *** $100,000                       6773105
RCK-11.d      RCONA529 Time Deposits * $100,000                         8401568
RCK-12        RCFN3404 Interest-bearing Deposits in For Offi            2046693
RCK-13        RCFD3353 Fed Funds Purchased                              1992636
RCK-14        RCFD3355 Other Borrowed Money                            10704180
RCL-1.a       RCFD3814 Unused Commits: Revolv Lines Secured             3062352
RCL-1.b       RCFD3815 Unused Commits: Credit Card Lines               32544365
RCL-1.c.1     RCFD3816 Unused Commits: Fund loans secured               3103763
RCL-1.c.2     RCFD6550 Unused Commits: Fund loans not secure            1221792
RCL-1.d       RCFD3817 Unused Commits: Securities Underwrit                   0
RCL-1.e       RCFD3818 Unused Commits: Other Unused Commits            24382449
RCL-2         RCFD3819 Fincl Standby Letters of Credit                  3763550
RCL-2.a       RCFD3820 Amount Fincl Standby Letters Conveyed             285193
RCL-3.        RCFD3821 Perfm Standby Letters of Credit                   325832
RCL-3.a       RCFD3822 Amount Perfm Standby Letters Conveyed              10546
RCL-4         RCFD3411 Commercl & Similar Letters of Credit              334196
RCL-5         RCFD3428 Participations in Acceptncs Conveyed               13390
RCL-6         RCFD3433 Securities Lent                                  1059498
RCL-7.a       RCFDA534 Credit Derivatives: Guarantor                          0
RCL-7.b       RCFDA535 Credit Derivatives: Beneficiary                        0
RCL-8         RCFD8765 Spot Foreign Exchange Contracts                   366633
RCL-9         RCFD3430 All Other Off-Balance Sheet Liabs                      0
RCL-9.a       RCFD3432 Other Off-Balance Sheet Liabilities-A                  0
RCL-9.b       RCFD3434 Other Off-Balance Sheet Liabilities-B                  0
RCL-9.c       RCFD3555 Other Off-Balance Sheet Liabilities-C                  0


*** Greater than or equal to
* Less than

RCL-9.d        RCFD3556 Other Off-Balance Sheet Liabilities-D                  0
RCL-9.e        RCFD3557 Other Off-Balance Sheet Liabilities-E                  0
RCL-10         RCFD5591 All Other Off-Balance Sheet Assets                     0
RCL-10.a       RCFD3435 Other Off-Balance Sheet Assets - A                     0
RCL-10.b       RCFD5592 Other Off-Balance Sheet Assets - B                     0
RCL-10.c       RCFD5593 Other Off-Balance Sheet Assets - C                     0
RCL-10.d       RCFD5594 Other Off-Balance Sheet Assets - D                     0
RCL-10.e       RCFD5595 Other Off-Balance Sheet Assets - E                     0
RCL-11.a(a)    RCFD8693 Int Rate Contracts - Gross Futures                     0
RCL-11.a(b)    RCFD8694 Forgn Exch Contracts - Gross Futures                   0
RCL-11.a(c)    RCFD8695 Equity Contracts - Gross Futures                       0
RCL-11.a(d)    RCFD8696 Commodity Contracts - Gross Futures                    0
RCL-11.b(a)    RCFD8697 Int Rate Contracts - Gross Forwards                    0
RCL-11.b(b)    RCFD8698 Forgn Exch Contracts - Gross Forwards            2383522
RCL-11.b(c)    RCFD8699 Equity Contracts - Gross Forwards                      0
RCL-11.b(d)    RCFD8700 Commodity Contracts - Gross Forwards                   0
RCL-11.c.1(a)  RCFD8701 Int Rate Contracts - Exchg Trad Wrttn                  0
RCL-11.c.1(b)  RCFD8702 Forgn Exch Contracts - Exchg Trad Wrt                  0
RCL-11.c.1(c)  RCFD8703 Equity Contracts - Exchg Trad Written                  0
RCL-11.c.1(d)  RCFD8704 Commodity Contracts - Exchg Trad Wrtn                  0
RCL-11.c.2(a)  RCFD8705 Int Rate Contracts - Exchg Trad Purch                  0
RCL-11.c.2(b)  RCFD8706 Forgn Exch Contracts - Exchg Trad Pur                  0
RCL-11.c.2(c)  RCFD8707 Equity Contracts - Exchg Trad Purchas                  0
RCL-11.c.2(d)  RCFD8708 Commodity Contracts - Exchg Trade Pur                  0
RCL-11.d.1(a)  RCFD8709 Int Rate Contracts - OTC Written Optn             370483
RCL-11.d.1(b)  RCFD8710 Forgn Exch Contracts - OTC Wrtn Optns               3000
RCL-11.d.1(c)  RCFD8711 Equity Contracts - OTC Written Option                  0
RCL-11.d.1(d)  RCFD8712 Commodity Contracts - OTC Written Opt                  0

RCL-11.d.2(a)    RCFD8713 Int Rate Contracts - OTC Purchased Op          370483
RCL-11.d.2(b)    RCFD8714 Forgn Exch Contracts - OTC Purchased             3000
RCL-11.d.2(c)    RCFD8715 Equity Contracts - OTC Purchased Optn               0
RCL-11.d.2(d)    RCFD8716 Commodity Contracts - OTC Purch Optn                0
RCL-11.e(a)      RCFD3450 Int Rate Contracts - Gross Swaps             10999428
RCL-11.e(b)      RCFD3826 Forgn Exch Contracts - Gross Swaps                  0
RCL-11.e(c)      RCFD8719 Equity Contracts - Gross Swaps                   4740
RCL-11.e(d)      RCFD8720 Commodity Contracts - Gross Swaps                   0
RCL-12(a)        RCFDA126 Int Rate Contracts - Gross Held Trade         3694595
RCL-12(b)        RCFDA127 Forgn Exch Contracts - Gross Held Trd         2389522
RCL-12(c)        RCFD8723 Equity Contracts - Gross Held Trading               0
RCL-12(d)        RCFD8724 Commodity Contracts - Gross Held Trad               0
RCL-13(a)        RCFD8725 Int Rate Contracts - Marked to Market         8045800
RCL-13(b)        RCFD8726 Forgn Exch Contracts - Marked to Mrkt               0
RCL-13(c)        RCFD8727 Equity Contracts - Marked to Market              4740
RCL-13(d)        RCFD8728 Commodity  Contracts - Marked to Mrkt               0
RCL-13.a(a)      RCFDA589 Int Rate Contracts - Bank Pays Fixed                0
RCL-14.a.1(a)    RCFD8733 Int Rate Contracts Held - Pos Values            22532
RCL-14.a.1(b)    RCFD8734 Forgn Exch Contracts Held - Pos Value           72046
RCL-14.a.1(c)    RCFD8735 Equity Contracts Held - Pos Values                690
RCL-14.a.1(d)    RCFD8736 Commodity Contracts Held - Pos Value                0
RCL-14.a.2(a)    RCFD8737 Int Rate Contracts Held - Neg Values            20834
RCL-14.a.2(b)    RCFD8738 Forgn Exch Contracts Held - Neg Value           69551
RCL-14.a.2(c)    RCFD8739 Equity Contracts Held - Neg Values                690
RCL-14.a.2(d)    RCFD8740 Commodity Contracts Held - Neg Value                0
RCL-14.b.1(a)    RCFD8741 Int Rate Contracts Markd- Pos Values            72552
RCL-14.b.1(b)    RCFD8742 Forgn Exch Contracts Markd- Pos Value               0
RCL-14.b.1(c)    RCFD8743 Equity Contracts Markd- Pos Values                  0

RCL-14.b.1(d)   RCFD8744 Commodity Contracts Markd- Pos Value                0
RCL-14.b.2(a)   RCFD8745 Int Rate Contracts Markd- Neg Values            40081
RCL-14.b.2(b)   RCFD8746 Forgn Exch Contracts Markd- Neg Value               0
RCL-14.b.2(c)   RCFD8747 Equity Contracts Markd- Neg Values                  0
RCL-14.b.2(d)   RCFD8748 Commodity Contracts Markd- Neg Value                0
RCM-1.a         RCFD6164 Credit to Executives/Principals                   588
RCM-1.b         RCFD6165 Number of Execs Who Borrowed $500K/5%               0
RCM-2.a         RCFD3164 Mtge Servicing Rights                               0
RCM-2.a.1       RCFDA590 Mort Serv Rights - Est Fair Value                   0
RCM-2.b         RCFDB026 Other intangible - Purch cc rels                53852
RCM-2.c         RCFD5507 Other Intangible - All Other                  2276415
RCM-2.d         RCFD0426 Other Intangible - Total                      2330267
RCM-3.a         RCFD5372 Othr Real Estate - Direct & Indirect                0
RCM-3.b.1       RCON5508 Othr Real Estate - All other Real Est              44
RCM-3.b.2       RCON5509 Othr Real Estate - Farmland                     17386
RCM-3.b.3       RCON5510 Othr Real Estate - 1-4 Family Residnt           15853
RCM-3.b.4       RCON5511 Othr Real Estate - Multifamily Resid                0
RCM-3.b.5       RCON5512 Othr Real Estate - Nonfarm Nonresiden            2923
RCM-3.b.6       RCFN5513 Othr Real Estate - In Foreign Offices               0
RCM-3.c         RCFD2150 Othr Real Estate - Total                        36206
RCM-4.a         RCFD5374 Inves - Direct & Indirect invest R/E                0
RCM-4.b         RCFD5375 Inves - All othr invest unconsol subs          646380
RCM-4.c         RCFD2130 Investmnts in unconsold subs - Total           646380
RCM-5.a.1       RCFD2651 FHLB advance -maturity * 1 year               1405406
RCM-5.a.2       RCFDB565 FHLB advance -maturity 1 to 3 years           1034346
RCM-5.a.3       RCFDB566 FHLB advance -maturity ** 3 years              681140
RCM-5.b.1       RCFDB571 Other borrowings -maturity * 1 year           4733034
RCM-5.b.2       RCFDB567 Other borrowings -maturity 1 to 3 years       2592470

* Less than
** Greater than

RCM-5.b.3      RCFDB568 Other borrowings -maturity ** 3 years            1117097
RCM-5.c        RCFD3190 Other Borrowed Money - Total                    11563493
RCM-6          RCFDB569 Sell prvt party mutual funds/annuit?Y/N              YES
RCM-7          RCFDB570 Assets - mutual funds/annuities                 52297774
RCN-1.a(a)     RCON2759 Secured Loans - Const: 30-89 Days                  63167
RCN-1.a(b)     RCON2769 Secured Loans - Const: 90+ Days                     5164
RCN-1.a(c)     RCON3492 Secured Loans - Const: Nonaccrual                  31148
RCN-1.b(a)     RCON3493 Secured Loans - Farmland: 30-89 Days                1784
RCN-1.b(b)     RCON3494 Secured Loans - Farmland: 90+ Days                    28
RCN-1.b(c)     RCON3495 Secured Loans - Farmland: Nonaccrual                2812
RCN-1.c.1(a)   RCON5398 Secd Loans 1-4 Fam-Revol: 30-89 Days               31583
RCN-1.c.1(b)   RCON5399 Secd Loans 1-4 Fam-Revol: 90+ Days                  8894
RCN-1.c.1(c)   RCON5400 Secd Loans 1-4 Fam-Revol: Nonaccrual                2993
RCN-1.c.2(a)   RCON5401 Secd Loans 1-4 Fam-Other: 30-89 Days              144285
RCN-1.c.2(b)   RCON5402 Secd Loans 1-4 Fam-Other: 90+ Days                 44682
RCN-1.c.2(c)   RCON5403 Secd Loans 1-4 Fam-Other: Nonaccrual               48295
RCN-1.d(a)     RCON3499 Secured Loans - Multifam: 30-89 Days                1846
RCN-1.d(b)     RCON3500 Secured Loans - Multifam: 90+ Days                   217
RCN-1.d(c)     RCON3501 Secured Loans - Multifam: Nonaccrual                   0
RCN-1.e(a)     RCON3502 Secured Loans - Non Farm: 30-89 Days               53454
RCN-1.e(b)     RCON3503 Secured Loans - Non Farm: 90+ Days                  4643
RCN-1.e(c)     RCON3504 Secured Loans - Non Farm: Nonaccrual               47575
RCN-1.f(a)     RCFNB572 Secured Loans - Foreign: 30-89 Days                    0
RCN-1.f(b)     RCFNB573 Secured Loans - Foreign: 90+ Days                      0
RCN-1.f(c)     RCFNB574 Secured Loans - Foreign: Nonaccrual                    0
RCN-2.a(a)     RCFD5377 Loans US Deps: US Banks: 30-89 Days                    0
RCN-2.a(b)     RCFD5378 Loans US Deps: US Banks: 90+ Days                      0
RCN-2.a(c)     RCFD5379 Loans US Deps: US Banks: Nonaccrual                    0


** Greater than

RCN-2.b(a)     RCFD5380 Loans US Deps: Foreign:  30-89 Days                    0
RCN-2.b(b)     RCFD5381 Loans US Deps: Foreign:  90+ Days                      0
RCN-2.b(c)     RCFD5382 Loans US Deps: Foreign:  Nonaccrual                    0
RCN-3(a)       RCFD1594 Ag  US: 30-89 Days                                 30120
RCN-3(b)       RCFD1597 Ag  US: 90+ Days                                     268
RCN-3(c)       RCFD1583 Ag  US: Nonaccrual                                 57988
RCN-4.a(a)     RCFD1251 Coml/Indl  US: 30-89 Days                         303712
RCN-4.a(b)     RCFD1252 Coml/Indl  US: 90+ Days                            19881
RCN-4.a(c)     RCFD1253 Coml/Indl  US: Nonaccrual                         281911
RCN-4.b(a)     RCFD1254 Coml/Indl  non-US: 30-89 Days                       1867
RCN-4.b(b)     RCFD1255 Coml/Indl  non-US: 90+ Days                          146
RCN-4.b(c)     RCFD1256 Coml/Indl  non-US: Nonaccrual                          0
RCN-5.a(a)     RCFDB575 Indv. Loans-Credit cards: 30-89 Days               64691
RCN-5.a(b)     RCFDB576 Indv. Loans-Credit cards: 90+ Days                 56913
RCN-5.a(c)     RCFDB577 Indv. Loans-Credit cards: Nonaccrual                   0
RCN-5.b(a)     RCFDB578 Indv. Loans-Other: 30-89 Days                     108221
RCN-5.b(b)     RCFDB579 Indv. Loans-Other: 90+ Days                        43461
RCN-5.b(c)     RCFDB580 Indv. Loans-Other: Nonaccrual                        785
RCN-6(a)       RCFD5389 Foreign:  30-89 Days                                   0
RCN-6(b)       RCFD5390 Foreign:  90+ Days                                     0
RCN-6(c)       RCFD5391 Foreign:  Nonaccrual                                   0
RCN-7(a)       RCFD5459 Other: 30-89 Days                                  62407
RCN-7(b)       RCFD5460 Other: 90+ Days                                      166
RCN-7(c)       RCFD5461 Other: Nonaccrual                                   3921
RCN-8.a(a)     RCFD1257 Leases  US: 30-89 Days                            123599
RCN-8.a(b)     RCFD1258 Leases  US: 90+ Days                                1243
RCN-8.a(c)     RCFD1259 Leases  US: Nonacrual                              55819
RCN-8.b(a)     RCFD1271 Leases  non-US: 30-89 Days                           162

RCN-8.b(b)     RCFD1272 Leases  non-US: 90+ Days                               0
RCN-8.b(c)     RCFD1791 Leases  non-US: Nonaccrual                             0
RCN-9(a)       RCFD3505 Debt Securities: 30-89 Days                            0
RCN-9(b)       RCFD3506 Debt Securities: 90+ Days                              0
RCN-9(c)       RCFD3507 Debt Securities: Nonaccrual                            0
RCN-10(a)      RCFD5612 Loans/Leases US Guaranteed-30-89 Days               9756
RCN-10(b)      RCFD5613 Loans/Leases US Guaranteed- 90+ Days                 944
RCN-10(c)      RCFD5614 Loans/Leases US Guaranteed-Nonaccrual              21518
RCN-10.a(a)    RCFD5615 Loans/Leases Guaranteed: 30-89 Days                 9058
RCN-10.a(b)    RCFD5616 Loans/Leases Guaranteed: 30-89 Days                  873
RCN-10.a(c)    RCFD5617 Loans/Leases Guaranteed: 30-89 Days                15946
RCN-M.1(a)     RCFD1658 Restruc'd Loans: 30-89 Days                            0
RCN-M.1(b)     RCFD1659 Restruc'd Loans: 90+ Days                              0
RCN-M.1(c)     RCFD1661 restruc'd Loans: Nonaccrual                            0
RCN-M.2(a)     RCFD6558 Comm Real Estate Loans: 30-89 Days                 26643
RCN-M.2(b)     RCFD6559 Comm Real Estate Loans: 90+ Days                      10
RCN-M.2(c)     RCFD6560 Comm Real Estate Loans: Nonaccrual                  1578
RCN-M.3(a)     RCFD1248 RE  non-US: 30-89 Days                                 0
RCN-M.3(b)     RCFD1249 RE  non-US: 90+ Days                                   0
RCN-M.3(c)     RCFD1250 RE  non-US: Nonaccrual                                 0
RCN-M.5(a)     RCFD3529 Rate/Contract: Replacement:30-89 Days                  0
RCN-M.5(b)     RCFD3530 Rate/Contract: Replacement: 90+ Days                   0
RCO-1.a        RCON0030 Unposted Debits                                        0
RCO-1.b.1      RCON0031 Unposted Debits: Demand                              N/A
RCO-1.b.2      RCON0032 Unposted Debits: Time/Savings                        N/A
RCO-2.a        RCON3510 Unposted Credits                                       0
RCO-2.b.1      RCON3512 Unposted Credits: Demand                             N/A
RCO-2.b.2      RCON3514 Unposted Credits: Time/Savings                       N/A

RCO-3         RCON3520 Uninvested Trust Fund Cash                             0
RCO-4.a       RCON2211 Demand Deposits of Unconsolidaed Subs             210039
RCO-4.b       RCON2351 Time/Savings Deposits of Unconsolida                   0
RCO-4.c       RCON5514 Int accrued/unpaid on deps of con sub                  0
RCO-5.a       RCON2229 Demand Deposits: Insured Branches                      0
RCO-5.b       RCON2383 Time/Savings Deposits: Insured Branc                   0
RCO-5.c       RCON5515 Int accrued/unpaid on deps in ins brc                  0
RCO-6.a       RCON2314 Pass-through Reserve Balances: Demand                  0
RCO-6.b       RCON2315 Pass-through-Reserve Balances: Time/S                  0
RCO-7.a       RCON5516 Unamortized premiums                                   0
RCO-7.b       RCON5517 Unamortized discounts                              14766
RCO-8.a.1     RCONA531 OAKAR: Total Deposits Purchased                        0
RCO-8.a.2     RCONA532 OAKAR: Amt of Purchased Deposits                       0
RCO-8.b       RCONA533 OAKAR: Total Deposits Sold                             0
RCO-10        RCON8432 Deposit Institution Invest. Contracts                  0
RCO-11.a      RCON8785 Reciprocal Demand Bals - Savings Asc.                  0
RCO-11.b      RCONA181 Reciprocal Demand Bals - Foreign Brch                  0
RCO-11.c      RCONA182 Reciprocal Demand Bals - Cash Items                    0
RCO-12.a      RCONA527 Amt of Assets Netted agst Dem Deps                     0
RCO-12.b      RCONA528 Amt of Assets Netted agst Tim/Svg Dep                  0
RCO-M.1.a.1   RCON2702 Amount of Deposit Accounts * $100K              27195900
RCO-M.1.a.2   RCON3779 (June Only) Number of Deposit Accts *            5565919
RCO-M.1.b.1   RCON2710 Amount of Deposit Accounts ** $100K             22781954
RCO-M.1.b.2   RCON2722 Number of Deposit Accounts ** $100K                61317
RCO-M.2.a     RCON6861 Yes/No: Bank has a better method/proc                 NO
RCO-M.2.b     RCON5597 Uninsured Deposits Amount                            N/A
RCO-M.3       RCONA545 Cert No of consolidated inst.                        N/A
RCR-1         RCFD3210 Total Equity Capital                             9685879

*  Less than
** Greater than

RCR-2                RCFD8434 Unrealized holding gain(loss) secur.                3577
RCR-3                RCFDA221 LESS: loss on avail-for-sale securities                0
RCR-4                RCFD4336 Accm net gains(loss) on cash flow hedges            8555
RCR-5                RCFDB588 LESS: nonqual perpetual preferred stock                0
RCR-6                RCFDB589 Qualifying minority interests                     765058
RCR-7                RCFDB590 LESS:Disallowed goodwill/intangbl assets         4478333
RCR-8                RCFDB591 LESS:Disallowd svc assets/purchased cca                0
RCR-9                RCFD5610 LESS:Disallowed deferred tax assets                    0
RCR-10               RCFDB592 Other add to(deduct from)Tier 1 capt                   0
RCR-11               RCFD8274 Tier 1 capital                                   5960472
RCR-12               RCFD5306 Qual subord debt/redeem preferred stock          2114000
RCR-13               RCFDB593 Cml perpetual preferred stock                          0
RCR-14               RCFD5310 Allowance for loan/lease losses                   919122
RCR-15               RCFD2221 Unrealized gains on avail-for-sale sec                 0
RCR-16               RCFDB594 Other Tier 2 cptl components                        2400
RCR-17               RCFD5311 Tier 2 Capital                                   3035522
RCR-18               RCFD8275 Allowable Tier 2 cptl                            3035522
RCR-19               RCFD1395 Tier 3 cptl allocated for market risk                  0
RCR-20               RCFDB595 LESS: Deductions for ttl risk-based cptl               0
RCR-21               RCFD3792 Total risk-based capital                         8995994
RCR-22               RCFD3368 Avg total assets                                82484973
RCR-23               RCFDB590 LESS:Disallowed goodwill/intangbl assets         4478333
RCR-24               RCFDB591 LESS:Disallowd svc assets/purchased cca                0
RCR-25               RCFD5610 LESS:Disallowed deferred tax assets                    0
RCR-26               RCFDB596 LESS:Other deduct from assets/lev cptl                 0
RCR-27               RCFDA224 Avg total assets for leverage cptl              78006640
RCR-28               RCFDB503 Adj to total risk-based cptl reported                  0
RCR-29               RCFDB504 Adj to risk-weighted assets reported                   0

RCR-30               RCFDB505 Adj to avg total assers reported                       0
RCR-31(a)            RCFD7273 Tier 1 leverage ratio-financial subs                 N/A
RCR-31(b)            RCFD7204 Tier 1 leverag -All Banks                          7.64%
RCR-32(a)            RCFD7274 T1 risk-based cptl ratio-financial subs              N/A
RCR-32(b)            RCFD7206 T1 risk-based cptl ratio-All banks                 7.49%
RCR-33(a)            RCFD7275 Ttl risk-based cptl-financial subs                   N/A
RCR-33(b)            RCFD7205 Ttl risk-based cptl-All banks                     11.31%
RCR-34(a)            RCFD0010 Ttl: Cash & bal due from deposit inst            3561101
RCR-34(c)            RCFDB600 0% Risk Weight: Cash & bal due                    735681
RCR-34(d)            RCFDB601 20% Risk Weight: Cash & bal due                  2825420
RCR-34(f)            RCFDB602 100% Risk Weight: Cash & bal due                       0
RCR-35(a)            RCFD1754 Ttl: Securities Held-to-Maturity                       0
RCR-35(b)            RCFDB603 No Risk-Weighting: Sec Held-to-Maturity                0
RCR-35(c)            RCFDB604 0% Risk Weight: Sec Held-to-Maturity                   0
RCR-35(d)            RCFDB605 20% Risk Weight: Sec Held-to-Maturity                  0
RCR-35(e)            RCFDB606 50% Risk Weight: Sec Held-to-Maturity                  0
RCR-35(f)            RCFDB607 100% Risk Weight: Sec Held-to-Maturity                 0
RCR-36(a)            RCFD1773 Ttl: Available-for-sale                          4731459
RCR-36(b)            RCFDB608 No Risk-Weighting: Available-for-sale               5605
RCR-36(c)            RCFDB609 0% Risk Weight: Available-for-sale                412292
RCR-36(d)            RCFDB610 20% Risk Weight: Available-for-sale              4255290
RCR-36(e)            RCFDB611 50% Risk Weight: Available-for-sale                47796
RCR-36(f)            RCFDB612 100% Risk Weight: Available-for-sale               10476
RCR-37(a)            RCFD1350 Ttl: Fed Funds Sold & Secs Purchased             1058080
RCR-37(c)            RCFDB613 0% Risk Weight: Fed Funds Sold & Sec                   0
RCR-37(d)            RCFDB614 20% Risk Weight: Fed Funds Sold & Sec            1058080
RCR-37(f)            RCFDB616 100% Risk Weight: Fed Funds Sold & Sec                 0
RCR-38(a)            RCFD5369 Loans & leases held for sale                     1200535

RCR-38(b)            RCFDB617 No Risk-Weighting:Loans & leases held                  0
RCR-38(c)            RCFDB618 0% Risk Weight: Loans & leases held                    0
RCR-38(d)            RCFDB619 20% Risk Weight: Loans & leases held              362096
RCR-38(e)            RCFDB620 50% Risk Weight: Loans & leases held              746357
RCR-38(f)            RCFDB621 100% Risk Weight: Loans & leases held              92082
RCR-39(a)            RCFDB528 Ttl: Loans & leases,net of unearned Inc         61874626
RCR-39(b)            RCFDB622 No Risk-Weighting:Loans & leases,net                   0
RCR-39(c)            RCFDB623 0% Risk Weight:Loans & leases,net                 574198
RCR-39(d)            RCFDB624 20% Risk Weight:Loans & leases,net               1080436
RCR-39(e)            RCFDB625 50% Risk Weight:Loans & leases,net               3076673
RCR-39(f)            RCFDB626 100% Risk Weight:Loans & leases,net             57143319
RCR-40(a)            RCFD3123 LESS:Allow for Ln and Lse Loss-Total              919122
RCR-40(b)            RCFD3123 LESS:Allow for Ln & Lse Loss-No Rsk Wght          919122
RCR-41(a)            RCFD3545 Ttl: Trading assets                                94850
RCR-41(b)            RCFDB627 No Risk-Weighting: Trading assets                  94850
RCR-41(c)            RCFDB628 0% Risk Weight: Trading assets                         0
RCR-41(d)            RCFDB629 20% Risk Weight: Trading assets                        0
RCR-41(e)            RCFDB630 50% Risk Weight: Trading assets                        0
RCR-41(f)            RCFDB631 100% Risk Weight: Trading assets                       0
RCR-42(a)            RCFDB639 Ttl: All other assets                            8850167
RCR-42(b)            RCFDB640 No Risk-Weighting: All other assets              4506638
RCR-42(c)            RCFDB641 0% Risk Weight: All other assets                  206771
RCR-42(d)            RCFDB642 20% Risk Weight: All other assets                 807156
RCR-42(e)            RCFDB643 50% Risk Weight: All other assets                   8989
RCR-42(f)            RCFD5339 100% Risk Weight: All other assets               3320613
RCR-43(a)            RCFD2170 Ttl: Total assets                               80451696
RCR-43(b)            RCFDB644 No Risk-Weighting: Total assets                  3687971
RCR-43(c)            RCFD5320 0% Risk Weight: Total assets                     1928942

RCR-43(d)            RCFD5327 20% Risk Weight: Total assets                   10388478
RCR-43(e)            RCFD5334 50% Risk Weight: Total assets                    3879815
RCR-43(f)            RCFD5340 100% Risk Weight: Total assets                  60566490
RCR-44(a)            RCFD3819 Value/Amount: Fncl Stndby Ltrs of Crdt           3763550
RCR-44(b)            RCFDB645 Credit Equiv: Fncl Stndby Ltrs of Crdt           3763550
RCR-44(c)            RCFDB646 0% Risk Weight: Fncl Stndby Ltrs of Crdt               0
RCR-44(d)            RCFDB647 20% Risk Weight:Fncl Stndby Ltrs of Crdt          285193
RCR-44(e)            RCFDB648 50% Risk Weight:Fncl Stndby Ltrs of Crdt               0
RCR-44(f)            RCFDB649 100% Risk Weight:Fncl Stndby Ltr of Crdt         3478357
RCR-45(a)            RCFD3821 Value/Amount: Prf Stndby Ltrs of Crdt             325832
RCR-45(b)            RCFDB650 Credit Equiv: Prf Stndby Ltrs of Crdt             162916
RCR-45(c)            RCFDB651 0% Risk Weight: Prf Stndby Ltrs of Crdt                0
RCR-45(d)            RCFDB652 20% Risk Weight:Prf Stndby Ltrs of Crdt             5273
RCR-45(e)            RCFDB653 50% Risk Weight:Prf Stndby Ltrs of Crdt                0
RCR-45(f)            RCFDB654 100% Risk Weight:Prf Stndby Ltr of Crdt           157643
RCR-46(a)            RCFD3411 Value/Amount: Cml & Similar Ltrs of Crdt          334196
RCR-46(b)            RCFDB655 Credit Equiv: Cml & Similar Ltrs of Crdt           66839
RCR-46(c)            RCFDB656 0% Risk Weight: Cml & Sim Ltrs of Crdt                 0
RCR-46(d)            RCFDB657 20% Risk Weight: Cml & Sim Ltrs of Crdt              919
RCR-46(e)            RCFDB658 50% Risk Weight: Cml & Sim Ltrs of Crdt                0
RCR-46(f)            RCFDB659 100% Risk Weight: Cml & Sim Ltrs of Crdt           65920
RCR-47(a)            RCFD3429 Value/Amount: Prts in Accpt Acquired                   0
RCR-47(b)            RCFDB660 Credit Equiv: Prts in Accpt Acquired                   0
RCR-47(c)            RCFDB661 0% Risk Weight: Prts in Accpt Acquired                 0
RCR-47(d)            RCFDB662 20% Risk Weight: Prts in Accpt Acquired                0
RCR-47(f)            RCFDB663 100% Risk Weight: Prts in Accpt Acquired               0
RCR-48(a)            RCFD3433 Value/Amount: Securities lent                    1059498
RCR-48(b)            RCFDB664 Credit Equiv: Securities lent                    1059498

RCR-48(c)            RCFDB665 0% Risk Weight: Securities lent                  1059498
RCR-48(d)            RCFDB666 20% Risk Weight: Securities lent                       0
RCR-48(e)            RCFDB667 50% Risk Weight: Securities lent                       0
RCR-48(f)            RCFDB668 100% Risk Weight: Securities lent                      0
RCR-49(a)            RCFDA250 Value/Amount:Rtnd recse on SB oblig                    0
RCR-49(b)            RCFDB669 Credit Equiv:Rtnd recse on SB oblig                    0
RCR-49(c)            RCFDB670 0% Risk weight:Rtnd recse on SB oblig                  0
RCR-49(d)            RCFDB671 20% Risk weight:Rtnd recse on SB oblig                 0
RCR-49(e)            RCFDB672 50% Risk weight:Rtnd recse on SB oblig                 0
RCR-49(f)            RCFDB673 100% Risk weight:Rtnd recse on SB oblig                0
RCR-50(a)            RCFD1727 Value/Amount: Rtnd recse on fin assets             28305
RCR-50(b)            RCFD2243 Credit Equiv: Rtnd recse on fin assets            249084
RCR-50(f)            RCFDB674 100% Rsk wght:Rtnd recse on fin assets            249084
RCR-51(a)            RCFDB675 Value/Amount: All other fin assets                 19638
RCR-51(b)            RCFDB676 Credit Equiv: All other fin assets                 19638
RCR-51(c)            RCFDB677 0% Risk weight: All other fin assets                   0
RCR-51(d)            RCFDB678 20% Risk weight: All other fin assets                  0
RCR-51(e)            RCFDB679 50% Risk weight: All other fin assets              19638
RCR-51(f)            RCFDB680 100% Risk weight: All other fin assets                 0
RCR-52(a)            RCFDB681 Value/Amount: All other off-bal liab                   0
RCR-52(b)            RCFDB682 Credit Equiv: All other off-bal liab                   0
RCR-52(c)            RCFDB683 0% Risk Weight: All other off-bal liab                 0
RCR-52(d)            RCFDB684 20% Risk Weight: All other off-bal liab                0
RCR-52(e)            RCFDB685 50% Risk Weight: All other off-bal liab                0
RCR-52(f)            RCFDB686 100% Risk Weight: All other off-bal liab               0
RCR-53(a)            RCFD3833 Value/Amount: Unused Commit * 1 yr              23872258
RCR-53(b)            RCFDB687 Credit Equiv: Unused Commit * 1 yr              11936129
RCR-53(c)            RCFDB688 0% Risk Weight: Unused Commit * 1 yr                   0

* denotes more than

RCR-53(d)            RCFDB689 20% Risk Weight: Unused Commit * 1 yr            1342847
RCR-53(e)            RCFDB690 50% Risk Weight: Unused Commit * 1 yr              18757
RCR-53(f)            RCFDB691 100% Risk Weight: Unused Commit * 1 yr          10574525
RCR-54(b)            RCFDA167 Credit Equiv: Derivative contracts                271797
RCR-54(c)            RCFDB693 0% Risk Weight: Derivative contracts                   0
RCR-54(d)            RCFDB694 20% Risk Weight: Derivative contracts             202124
RCR-54(e)            RCFDB695 50% Risk Weight: Derivative contracts              69673
RCR-55(c)            RCFDB696 0% Rsk Wght: Ttl assets,derv, off bal            2988440
RCR-55(d)            RCFDB697 20% Rsk Wght: Ttl assets,derv, off bal          12224834
RCR-55(e)            RCFDB698 50% Rsk Wght: Ttl assets,derv, off bal           3987883
RCR-55(f)            RCFDB699 100% Rsk Wght: Ttl assets,derv, off bal         75092019
RCR-57(c)            RCFDB700 0% Rsk Wght: Rsk Weighted Assets                       0
RCR-57(d)            RCFDB701 20% Rsk Wght: Rsk Weighted Assets                2444967
RCR-57(e)            RCFDB702 50% Rsk Wght: Rsk Weighted Assets                1993942
RCR-57(f)            RCFDB703 100% Rsk Wght: Rsk Weighted Assets              75092019
RCR-58               RCFD1651 Regulatory capt ratios:  Mrkt Risk-equiv               0
RCR-59               RCFDB704 Rsk weighted before deduct for excess           79530928
RCR-60               RCFDA222 Regulatory capt ratios:Excess allownc                  0
RCR-61               RCFD3128 LESS: Allocated Transfer Risk Reserve                  0
RCR-62               RCFDA223 Regulatory capt ratios:Risk-wtd assts           79530928
RCR-M.1              RCFD8764 Credit Exp - Off-Bal Sheet Derivative             146386
RCR-M.2.a(a)         RCFD3809 Derivative Int Rate Contracts ** 1 YR             808582
RCR-M.2.a(b)         RCFD8766 Derivative Int Rate Contracts 1-5 YRS            8945561
RCR-M.2.a(c)         RCFD8767 Derivative Int Rate Contracts * 5 YRS            1615768
RCR-M.2.b(a)         RCFD3812 Derivative Fgn Exch Contracts ** 1 YR            1610870
RCR-M.2.b(b)         RCFD8769 Derivative Fgn Exch Contracts 1-5 YRS             814857
RCR-M.2.b(c)         RCFD8770 Derivative Fgn Exch Contracts * 5 YRS                  0
RCR-M.2.c(a)         RCFD8771 Derivative   Gold   Contracts ** 1 YR                  0

* denotes more than

RCR-M.2.c(b)         RCFD8772 Derivative   Gold   Contracts 1-5 YRS                  0
RCR-M.2.c(c)         RCFD8773 Derivative   Gold   Contracts * 5 YRS                  0
RCR-M.2.d(a)         RCFD8774 Derivative P Metals Contracts ** 1 YR                  0
RCR-M.2.d(b)         RCFD8775 Derivative P Metals Contracts 1-5 YRS                  0
RCR-M.2.d(c)         RCFD8776 Derivative P Metals Contracts * 5 YRS                  0
RCR-M.2.e(a)         RCFD8777 Derivative Commodity Contrcts ** 1 YR                  0
RCR-M.2.e(b)         RCFD8778 Derivative Commodity Contrcts 1-5 YRS                  0
RCR-M.2.e(c)         RCFD8779 Derivative Commodity Contrcts * 5 YRS                  0
RCR-M.2.f(a)         RCFDA000 Derivative  Equity  Contracts ** 1 YR                  0
RCR-M.2.f(b)         RCFDA001 Derivative  Equity  Contracts 1-5 YRS               4740
RCR-M.2.f(c)         RCFDA002 Derivative  Equity  Contracts * 5 YRS                  0
RCS-1(a)             RCFDB705 BSA-Outstndng prncpl: 1-4 Res                          0
RCS-1(b)             RCFDB706 BSA-Outstndng prncpl: Hme Equity                       0
RCS-1(c)             RCFDB707 BSA-Outstndng prncpl: C Card Rcv                       0
RCS-1(d)             RCFDB708 BSA-Outstndng prncpl: Auto Loans                  649422
RCS-1(e)             RCFDB709 BSA-Outstndng prncpl: Other Cons                       0
RCS-1(f)             RCFDB710 BSA-Outstndng prncpl: Cml/Indus                        0
RCS-1(g)             RCFDB711 BSA-Outstndng prncpl: All Other                        0
RCS-2.a(a)           RCFDB712 BSA-Max amount(Retained inst):1-4 Res                  0
RCS-2.a(b)           RCFDB713 BSA-Max amount(Retained inst):Hme Equity               0
RCS-2.a(c)           RCFDB714 BSA-Max amount(Retained inst):C Card Rcv               0
RCS-2.a(d)           RCFDB715 BSA-Max amount(Retained inst):Auto Loans           28731
RCS-2.a(e)           RCFDB716 BSA-Max amount(Retained inst):Other Cons               0
RCS-2.a(f)           RCFDB717 BSA-Max amount(Retained inst):Cml/Indus                0
RCS-2.a(g)           RCFDB718 BSA-Max amount(Retained inst):All Other                0
RCS-2.b(a)           RCFDB719 BSA-Max amount(Stndby Lttrs):1-4 Res                   0
RCS-2.b(b)           RCFDB720 BSA-Max amount(Stndby Lttrs):Hme Equity                0
RCS-2.b(c)           RCFDB721 BSA-Max amount(Stndby Lttrs):C Card Rcv                0

* denotes more than
** denotes less than

RCS-2.b(d)           RCFDB722 BSA-Max amount(Stndby Lttrs):Auto Loans                0
RCS-2.b(e)           RCFDB723 BSA-Max amount(Stndby Lttrs):Other Cons                0
RCS-2.b(f)           RCFDB724 BSA-Max amount(Stndby Lttrs):Cml/Indus                 0
RCS-2.b(g)           RCFDB725 BSA-Max amount(Stndby Lttrs):All Other                 0
RCS-3(a)             RCFDB726 BSA-Rpt Bnk's unused commit: 1-4 Res                   0
RCS-3(b)             RCFDB727 BSA-Rpt Bnk's unused commit: Hme Equity                0
RCS-3(c)             RCFDB728 BSA-Rpt Bnk's unused commit: C Card Rcv                0
RCS-3(d)             RCFDB729 BSA-Rpt Bnk's unused commit: Auto Loans                0
RCS-3(e)             RCFDB730 BSA-Rpt Bnk's unused commit: Other Cons                0
RCS-3(f)             RCFDB731 BSA-Rpt Bnk's unused commit: Cml/Indus                 0
RCS-3(g)             RCFDB732 BSA-Rpt Bnk's unused commit: All Other                 0
RCS-4.a(a)           RCFDB733 BSA-Pst  due loans,30-89 days:1-4 Res                  0
RCS-4.a(b)           RCFDB734 BSA-Pst due loans,30-89 days:Hme Equity                0
RCS-4.a(c)           RCFDB735 BSA-Pst due loans,30-89 days:C Card Rcv                0
RCS-4.a(d)           RCFDB736 BSA-Pst due loans,30-89 days:Auto Loans            15972
RCS-4.a(e)           RCFDB737 BSA-Pst due loans,30-89 days:Other Cons                0
RCS-4.a(f)           RCFDB738 BSA-Pst due loans,30-89 days:Cml/Indus                 0
RCS-4.a(g)           RCFDB739 BSA-Pst due loans,30-89 days:All Other                 0
RCS-4.b(a)           RCFDB740 BSA-Pst  due loans,90+ days:1-4 Res                    0
RCS-4.b(b)           RCFDB741 BSA-Pst due loans,90+ days:Hme Equity                  0
RCS-4.b(c)           RCFDB742 BSA-Pst due loans,90+ days:C Card Rcv                  0
RCS-4.b(d)           RCFDB743 BSA-Pst due loans,90+ days:Auto Loans               3022
RCS-4.b(e)           RCFDB744 BSA-Pst due loans,90+ days:Other Cons                  0
RCS-4.b(f)           RCFDB745 BSA-Pst due loans,90+ days:Cml/Indus                   0
RCS-4.b(g)           RCFDB746 BSA-Pst due loans,90+ days:All Other                   0
RCS-5.a(a)           RIADB747 BSA-C/O & Rcv on assets(C/O):1-4 Res                   0
RCS-5.a(b)           RIADB748 BSA-C/O & Rcv on assets(C/O):Hme Equity                0
RCS-5.a(c)           RIADB749 BSA-C/O & Rcv on assets(C/O):C Card Rcv                0

RCS-5.a(d)           RIADB750 BSA-C/O & Rcv on assets(C/O):Auto Loans             8324
RCS-5.a(e)           RIADB751 BSA-C/O & Rcv on assets(C/O):Other Cons                0
RCS-5.a(f)           RIADB752 BSA-C/O & Rcv on assets(C/O):Cml/Indus                 0
RCS-5.a(g)           RIADB753 BSA-C/O & Rcv on assets(C/O):All Other                 0
RCS-5.b(a)           RIADB754 BSA-C/O & Rcv on assets(Rcvs):1-4 Res                  0
RCS-5.b(b)           RIADB755 BSA-C/O & Rcv on assets(Rcvs):Hme Equity               0
RCS-5.b(c)           RIADB756 BSA-C/O & Rcv on assets(Rcvs):C Card Rcv               0
RCS-5.b(d)           RIADB757 BSA-C/O & Rcv on assets(Rcvs):Auto Loans            2065
RCS-5.b(e)           RIADB758 BSA-C/O & Rcv on assets(Rcvs):Other Cons               0
RCS-5.b(f)           RIADB759 BSA-C/O & Rcv on assets(Rcvs):Cml/Indus                0
RCS-5.b(g)           RIADB760 BSA-C/O & Rcv on assets(Rcvs):All Other                0
RCS-6.a(b)           RCFDB761 BSA-Amt of ownrshp-Securities:Hme Equity               0
RCS-6.a(c)           RCFDB762 BSA-Amt of ownrshp-Securities:C Card Rcv               0
RCS-6.a(f)           RCFDB763 BSA-Amt of ownrshp-Securities:Cml/Indus                0
RCS-6.b(b)           RCFDB500 BSA-Amt of ownrshp-Loans:Hme Equity                    0
RCS-6.b(c)           RCFDB501 BSA-Amt of ownrshp-Loans:C Card Rcv                    0
RCS-6.b(f)           RCFDB502 BSA-Amt of ownrshp-Loans:Cml/Indus                     0
RCS-7.a(b)           RCFDB764 BSA-Pst due loans,30-89 days:Hme Equity                0
RCS-7.a(c)           RCFDB765 BSA-Pst due loans,30-89 days:C Card Rcv                0
RCS-7.a(f)           RCFDB766 BSA-Pst due loans,30-89 days:Cml/Indus                 0
RCS-7.b(b)           RCFDB767 BSA-Pst due loans,90+ days:Hme Equity                  0
RCS-7.b(c)           RCFDB768 BSA-Pst due loans,90+ days:C Card Rcv                  0
RCS-7.b(f)           RCFDB769 BSA-Pst due loans,90+ days:Cml/Indus                   0
RCS-8.a(b)           RIADB770 BSA-C/O & Rcv on loans(C/O):Hme Equity                 0
RCS-8.a(c)           RIADB771 BSA-C/O & Rcv on loans(C/O):C Card Rcv                 0
RCS-8.a(f)           RIADB772 BSA-C/O & Rcv on loans(C/O):Cml/Indus                  0
RCS-8.b(b)           RIADB773 BSA-C/O & Rcv on loans(Rcvs):Hme Equity                0
RCS-8.b(c)           RIADB774 BSA-C/O & Rcv on loans(Rcvs):C Card Rcv                0

RCS-8.b(f)           RIADB775 BSA-C/O & Rcv on loans(Rcvs):Cml/Indus                 0
RCS-9(a)             RCFDB776 Sec Fac-Max amt credit expose:1-4 Res                  0
RCS-9(b)             RCFDB777 Sec Fac-Max amt credit expose:Hme Equity               0
RCS-9(c)             RCFDB778 Sec Fac-Max amt credit expose:C Card Rcv               0
RCS-9(d)             RCFDB779 Sec Fac-Max amt credit expose:Auto Loans               0
RCS-9(e)             RCFDB780 Sec Fac-Max amt credit expose:Other Cons               0
RCS-9(f)             RCFDB781 Sec Fac-Max amt credit expose:Cml/Indus                0
RCS-9(g)             RCFDB782 Sec Fac-Max amt credit expose:All other                0
RCS-10(a)            RCFDB783 Sec Fac-Rpt bank's unusd cmt:1-4 Res                   0
RCS-10(b)            RCFDB784 Sec Fac-Rpt bank's unusd cmt:Hme Equity                0
RCS-10(c)            RCFDB785 Sec Fac-Rpt bank's unusd cmt:C Card Rcv                0
RCS-10(d)            RCFDB786 Sec Fac-Rpt bank's unusd cmt:Auto Loans                0
RCS-10(e)            RCFDB787 Sec Fac-Rpt bank's unusd cmt:Other Cons                0
RCS-10(f)            RCFDB788 Sec Fac-Rpt bank's unusd cmt:Cml/Indus                 0
RCS-10(g)            RCFDB789 Sec Fac-Rpt bank's unusd cmt:All Other                 0
RCS-11(a)            RCFDB790 Bnk Assts-Assets sold w/recourse:1-4 Res               0
RCS-11(b)            RCFDB791 Bnk Assts-Assets sold w/rcrse:Hme Equity               0
RCS-11(c)            RCFDB792 Bnk Assts-Assets sold w/rcrse:C Card Rcv               0
RCS-11(d)            RCFDB793 Bnk Assts-Assets sold w/rcrse:Auto Loans               0
RCS-11(e)            RCFDB794 Bnk Assts-Assets sold w/rcrse:Other Cons               0
RCS-11(f)            RCFDB795 Bnk Assts-Assets sold w/rcrse:Cml/Indus                0
RCS-11(g)            RCFDB796 Bnk Assts-Assets sold w/rcrse:All Other                0
RCS-12(a)            RCFDB797 Bnk Assts-Max amt crdt expose:1-4 Res                  0
RCS-12(b)            RCFDB798 Bnk Assts-Max amt crdt expose:Hme Equity               0
RCS-12(c)            RCFDB799 Bnk Assts-Max amt crdt expose:C Card Rcv               0
RCS-12(d)            RCFDB800 Bnk Assts-Max amt crdt expose:Auto Loans               0
RCS-12(e)            RCFDB801 Bnk Assts-Max amt crdt expose:Other Cons               0
RCS-12(f)            RCFDB802 Bnk Assts-Max amt crdt expose:Cml/Indus                0

RCS-12(g)            RCFDB803 Bnk Assts-Max amt crdt expose:All Other                0
RCS-M.1.a            RCFDA249 Sml busns obligations:Outstanding bal                  0
RCS-M.1.b            RCFDA250 Sml busns obligations:retaind recours                  0
RCS-M.2.a            RCFDB804 OPB:1-4 Fam Res with recourse                          0
RCS-M.2.b            RCFDB805 OPB:1-4 Fam Res w/o recourse                           0
RCS-M.2.c            RCFDA591 OPB: Other financial assets                            0
RCS-M.3.a.1          RCFDB806 Asset-backed,max amt-Cndts spnsrd by bnk               0
RCS-M.3.a.2          RCFDB807 Asset-bckd,max amt-Cndts spnsrd by other               0
RCS-M.3.b.1          RCFDB808 Asset-bckd,unused-Cndts spnsrd by bnk                  0
RCS-M.3.b.2          RCFDB809 Asset-bckd,unused-Cndts spnsrd by other                0
RCT-1                RCFDA345 Y/N-Does inst have fiduciary powers?                 N/A
RCT-2                RCFDA346 Y/N-Does inst exercise fid pwrs granted?             N/A
RCT-3                RCFDB867 Y/N-Does inst have any act to report?                N/A
RCT-4(a)             RCFDB868 Assets-Prsnl Trust: Managed Assts                    N/A
RCT-4(b)             RCFDB869 Assets-Prsnl Trust: Non-Managed Assts                N/A
RCT-4(c)             RCFDB870 Assets-Prsnl Trust: # Managed Accts                  N/A
RCT-4(d)             RCFDB871 Assets-Prsnl Trust: # Non-Mngd Accts                 N/A
RCT-5.a(a)           RCFDB872 Assets-Ret Rel,Emp contr: Mngd Assts                 N/A
RCT-5.a(b)           RCFDB873 Assets-Ret Rel,Emp contr: Non-Mngd Assts             N/A
RCT-5.a(c)           RCFDB874 Assets-Ret Rel,Emp contr:# Mngd Accts                N/A
RCT-5.a(d)           RCFDB875 Assets-Ret Rel,Emp cont:# Non-Mngd Accts             N/A
RCT-5.b(a)           RCFDB876 Assets-Ret Rel,Emp benft:Mngd Assts                  N/A
RCT-5.b(b)           RCFDB877 Assets-Ret Rel,Emp benft:Non-Mngd Assts              N/A
RCT-5.b(c)           RCFDB878 Assets-Ret Rel,Emp benft:# Mngd Accts                N/A
RCT-5.b(d)           RCFDB879 Assets-Ret Rel,Emp benft:# Non-Mgd Accts             N/A
RCT-6(a)             RCFDB880 Assets-Ret Rel,Other ret: Mngd Assts                 N/A
RCT-6(b)             RCFDB881 Assets-Ret Rel,Other ret: Non-Mngd Assts             N/A
RCT-6(c)             RCFDB882 Assets-Ret Rel,Other ret:# Mngd Accts                N/A

RCT-6(d)             RCFDB883 Assets-Ret Rel,Other ret:# Non-Mgd Accts             N/A
RCT-(a)              RCFDB884 Assets-Corp trust/agency:Mngd Assts                  N/A
RCT-(b)              RCFDB885 Assets-Corp trust/agency:Non-Mngd Assts              N/A
RCT-(c)              RCFDC001 Assets-Corp trust/agency:#  Mngd Accts               N/A
RCT-(d)              RCFDC002 Assets-Corp trust/agency:# Non-Mgd Accts             N/A
RCT-7(a)             RCFDB886 Assets-Invst Mgmnt Accts:Mngd Assts                  N/A
RCT-7(c)             RCFDB888 Assets-Invst Mgmnt Accts:# Mngd Accts                N/A
RCT-8(a)             RCFDB890 Assets-Other Fiduciary Accts:Mngd Assts              N/A
RCT-8(b)             RCFDB891 Assets-Other Fid Accts:Non-Mngd Assts                N/A
RCT-8(c)             RCFDB892 Assets-Other Fid Accts:# Mngd Accts                  N/A
RCT-8(d)             RCFDB893 Assets-Other Fid Accts:# Non-Mngd Accts              N/A
RCT-9(a)             RCFDB894 Assets-Total Fid Accts:Mngd Assts                    N/A
RCT-9(b)             RCFDB895 Assets-Total Fid Accts:Non-Mngd                      N/A
RCT-9(c)             RCFDB896 Assets-Total Fid Accts:# Mngd Accts                  N/A
RCT-9(d)             RCFDB897 Assets-Total Fid Accts:# Non-Mngd Accts              N/A
RCT-10(b)            RCFDB898 Assets-Cust/Safekpng:Non-Mngd Assts                  N/A
RCT-10(d)            RCFDB899 Assets-Cust/Safekpng:# Non-Mngd Assts                N/A
RCT-11(a)            RCFDB900 Assets-Fid Accts Foreign:Mngd Assts                  N/A
RCT-11(b)            RCFDB901 Assets-Fid Accts For:Non-Mngd Assts                  N/A
RCT-11(c)            RCFDB902 Assets-Fid Accts For:# Mngd Assts                    N/A
RCT-11(d)            RCFDB903 Assets-Fid Accts For:# Non-Mngd Assts                N/A
RCT-12               RIADB904 Income-Personal Trust/Agency Accts                   N/A
RCT-13.a             RIADB905 Income-Ret Rel,Emp benefit-def contr                 N/A
RCT-13.b             RIADB906 Income-Ret Ret,Emp benefit-def benefit               N/A
RCT-13.c             RIADB907 Income-Ret Rel,Other Retirement Accts                N/A
RCT-14               RIADA479 Income-Corporate Trust/Agency Accts                  N/A
RCT-15               RIADB908 Income-Investment Mngmnt Agency Accts                N/A
RCT-16               RIADA480 Income-Other Fiduciary Accts                         N/A

RCT-17               RIADB909 Income-Custody/Safekeeping Accts                     N/A
RCT-18               RIADB910 Income-Other Fid/Related                             N/A
RCT-19               RIAD4070 Income-Total Gross Fid/Related                       N/A
RCT-19.a             RIADB912 Income-Total Gross Fid/Related - For                 N/A
RCT-21               RIADA488 Income-Less:Net losses from Fid/Related              N/A
RCT-22               RIADB911 Income-Plus:Intracompany Inc Credits                 N/A
RCT-23               RIADA491 Income-Net Fiduciary/Related Inc                     N/A
RCT-M.1.a            RCFDB913 Memo-Mngd Assets:Non-Int Bearing Dep                 N/A
RCT-M.1.b            RCFDB914 Memo-Mngd Assets:Int-Bearing Deposits                N/A
RCT-M.1.c            RCFDB915 Memo-Mngd Asets:Treas/Gov (US) Oblig                 N/A
RCT-M.1.d            RCFDB916 Memo-Mngd Assets:Sate,Cnty,Muni Oblig                N/A
RCT-M.1.e            RCFDB917 Memo-Mngd Assets:Money Mkt Mutual Funds              N/A
RCT-M.1.f            RCFDB918 Memo-Mngd Assets:Other short-term oblig              N/A
RCT-M.1.g            RCFDB919 Memo-Mngd Assets:Other notes/bonds                   N/A
RCT-M.1.h            RCFDB920 Memo-Mngd Assets:Common/Preferred Stock              N/A
RCT-M.1.i            RCFDB921 Memo-Mngd Assets:Real Estate Mortgages               N/A
RCT-M.1.j            RCFDB922 Memo-Mngd Assets:Real Estate                         N/A
RCT-M.1.k            RCFDB923 Memo-Mngd Assets:Miscellaneous Assets                N/A
RCT-M.1.l            RCFDB868 Memo-Mngd Assets:Total Mngd Assets held              N/A
RCT-M.2.a(a)         RCFDB927 Corp Trust-Corp/Muni:# of Issues                     N/A
RCT-M.2.a(b)         RCFDB928 Corp Trust-Corp/Muni:Prncpl Amt                      N/A
RCT-M.2.b(a)         RCFDB929 Corp Trust - xfer agent:# of Issues                  N/A
RCT-M.3.a(a)         RCFDB931 Memo-Collective,Dom Equity:# of Funds                N/A
RCT-M.3.a(b)         RCFDB932 Memo-Collective,Dom Equity:Mkt Value                 N/A
RCT-M.3.b(a)         RCFDB933 Memo-Collective,Inter/Global:# of Funds              N/A
RCT-M.3.b(b)         RCFDB934 Memo-Collective,Inter/Global:Mkt Value               N/A
RCT-M.3.c(a)         RCFDB935 Memo-Collective,Stock/Bond:# of Funds                N/A
RCT-M.3.c(b)         RCFDB936 Memo-Collective,Stock/Bond:Mkt Value                 N/A

RCT-M.3.d(a)         RCFDB937 Memo-Collective,Taxable Bond:# of Funds              N/A
RCT-M.3.d(b)         RCFDB938 Memo-Collective,Taxable Bond:Mkt Value               N/A
RCT-M.3.e(a)         RCFDB939 Memo-Collective,Muni Bond:# of Funds                 N/A
RCT-M.3.e(b)         RCFDB940 Memo-Collective,Muni Bond:Mkt Value                  N/A
RCT-M.3.f(a)         RCFDB941 Memo-Collective,ShtTrm/Mny Mkt:# of Fnds             N/A
RCT-M.3.f(b)         RCFDB942 Memo-Collective,ShtTrm/Mny Mkt:Mkt Value             N/A
RCT-M.3.g(a)         RCFDB943 Memo-Collective,Special/Other:# of Funds             N/A
RCT-M.3.g(b)         RCFDB944 Memo-Collective,Special/Other:Mkt Value              N/A
RCT-M.3.h(a)         RCFDB945 Memo-Collective,Total Collect:# of Funds             N/A
RCT-M.3.h(b)         RCFDB946 Memo-Collective,Total Collect:Mkt Value              N/A
RCT-M.4.a(a)         RIADB947 Memo-Fid/Other,Prsnl:Gross Mngd Accts                N/A
RCT-M.4.a(b)         RIADB948 Memo-Fid/Other,Prsnl:Gross Non-Mgd Accts             N/A
RCT-M.4.a(c)         RIADB949 Memo-Fid/Other,Prsnl:Recoveries                      N/A
RCT-M.4.b(a)         RIADB950 Memo-Fid/Other,Retire:Gross Mngd Accts               N/A
RCT-M.4.b(b)         RIADB951 Memo-Fid/Other,Ret:Gross Non-Mngd Accts              N/A
RCT-M.4.b(c)         RIADB952 Memo-Fid/Other,Ret:Recoveries                        N/A
RCT-M.4.c(a)         RIADB953 Memo-Fid/Other,Invst:Gross Mngd Accts                N/A
RCT-M.4.c(b)         RIADB954 Memo-Fid/Other,Invst:Gross Non-Mgd Accts             N/A
RCT-M.4.c(c)         RIADB955 Memo-Fid/Other,Invst:Recoveries                      N/A
RCT-M.4.d(a)         RIADB956 Memo-Fid/Other,Other Fid:Gross Mngd                  N/A
RCT-M.4.d(b)         RIADB957 Memo-Fid/Other,Other Fid:Gross Non-Mngd              N/A
RCT-M.4.d(c)         RIADB958 Memo-Fid/Other,Other Fid:Recoveries                  N/A
RCT-M.4.e(a)         RIADB959 Memo-Fid/Other,Total Fid:Gross Mngd                  N/A
RCT-M.4.e(b)         RIADB960 Memo-Fid/Other,Total Fid:Gross Non-Mngd              N/A
RCT-M.4.e(c)         RIADB961 Memo-Fid/Other,Total Fid:Recoveries                  N/A
RC(OPTIONAL)         RCON6979 X/Y - Comment/No Comment                               Y
RC(LOANS)a           RCFD3561 Number Of Loans To Executive Officers                  5
RC(LOANS)b           RCFD3562 Amount Of Loans To Executive Officers                174

RC(LOANS)c(a)        RCFD7701 Start Rate (####.##%) Loans To Execs.             11.40%
RC(LOANS)c(b)        RCFD7702 Top Rate (####.##%) Loans To Execs.               17.25%
RC-R.50.p            RCONDPSC Credit Conversion Factor                            8.8%
RIE-6.a              RIAD5523 Adjs. to allow for l & l loss (RIB.2.5)          -214279
RCT-20               RIADC058 Income-Less:Expenses                                 N/A
RIB(P2)-3            RIADC079 LESS: Charge-offs                                 482223